                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement      |_| Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Pediatric Services of America, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

(5) Total fee paid:

    ----------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

    ----------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    ----------------------------------------------------------------------------

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

(3) Filing Party:

    ----------------------------------------------------------------------------

(4) Date Filed:

    ----------------------------------------------------------------------------

[LOGO]
PEDIATRIC SERVICES
OF AMERICA, INC.

                               December 7, 2001

Dear Stockholder:

   You are cordially invited to attend the 2002 Annual Meeting of Stockholders. It will be held in the Medlock Auditorium at the Northeast Atlanta Hilton Hotel, 5993 Peachtree Industrial Boulevard, Norcross, Georgia. It will begin at 9:00 a.m. on Tuesday, January 29, 2002.

   The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes the election of directors, proposals to amend and restate certain of the Company's benefit plans, the selection of auditors, and such other business as may be properly brought before the meeting.

   At the Annual Meeting, James M. McNeill and I will report on the current operations of the Company. Following our presentation, representatives of our independent auditors, Ernst & Young LLP, will be available to respond to questions from stockholders.

   Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. You are urged to complete, sign, date and return the enclosed proxy card even if you plan to attend the meeting. Return of the proxy card will not prevent you from voting in person at the meeting should you later decide to do so. For your convenience a postage paid envelope is enclosed.

   We hope you will plan to join us.

                                          Sincerely,


                                          /s/ JOSEPH D. SANSONE
                                          Joseph D. Sansone
                                          Chairman of the Board, Chief
                                          Executive Officer and President

                      PEDIATRIC SERVICES OF AMERICA, INC.
                            310 TECHNOLOGY PARKWAY
                         NORCROSS, GEORGIA 30092-2929

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 29, 2002

To the Stockholders of Pediatric Services of America, Inc.:

   The 2002 Annual Meeting of Stockholders of Pediatric Services of America, Inc. will be held in the Medlock Auditorium of the Northeast Atlanta Hilton Hotel, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, on the 29th day of January, 2002, at 9:00 a.m., for the purpose of considering and voting upon:

    1. A proposal to elect two Class II members of the Board of Directors for a three year term.
    2. A proposal to approve the Amended and Restated Stock Option Plan.
    3. A proposal to approve the Amended and Restated Directors' Stock Option Plan.
    4. A proposal to approve an Amendment to the Employee Stock Purchase Plan.
    5. A proposal to approve and ratify the Board of Directors' selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending September 30, 2002.
    6. To transact such other business as may properly come before the meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

   Information relating to the above matters is set forth in the attached Proxy Statement. The Board of Directors has fixed December 3, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and, accordingly, only holders of record of Pediatric Services of America, Inc. Common Stock at the close of business on that date will be entitled to notice of and to vote at the meeting. A list of stockholders of the Company as of the close of business on December 3, 2001 will be available for inspection during normal business hours from January 15, 2002 through January 29, 2002 at the headquarters of the Company located at 310 Technology Parkway, Norcross, Georgia 30092-2929.

   Management would appreciate your signing and returning the accompanying proxy card promptly so that if you do not attend the meeting, your shares will be voted.

                                          By Order of the Board of Directors

                                          /s/ JAMES MCNEILL
                                          James M. McNeill,
                                          Secretary

   Norcross, GA
   December 7, 2001

                      PEDIATRIC SERVICES OF AMERICA, INC.

                               -----------------

                                PROXY STATEMENT

                               -----------------

                        ANNUAL MEETING OF STOCKHOLDERS


   This Proxy Statement, mailed on or about December 7, 2001, is furnished to the stockholders of Pediatric Services of America, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2002 Annual Meeting of Stockholders and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at 9:00 a.m., local time, on Tuesday, January 29, 2002, in the Medlock Auditorium at the Northeast Atlanta Hilton Hotel located at 5993 Peachtree Industrial Boulevard, Norcross, Georgia.

                                    VOTING

General

   The securities that can be voted at the Annual Meeting consist of Common Stock of the Company, $.01 par value per share (the "Common Stock"), with each share entitling its owner to one vote on each matter properly submitted to the stockholders. The record date for determining the holders of Common Stock who are entitled to receive notice of and to vote at the Annual Meeting is December 3, 2001 (the "Record Date"). On the Record Date, 6,713,456 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

   The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes cast "for" or "against," as well as abstentions (including instructions to withhold authority to vote) and broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others), will be used.

   In voting for the proposal to elect two directors (Proposal 1), stockholders may vote in favor of the nominee(s), or withhold their votes as to the nominee(s). In voting with regard to the proposals to amend and/or restate certain of the Company's benefit plans (Proposals 2, 3 and 4) and to ratify the selection of Ernst & Young LLP as independent auditors (Proposal 5), stockholders may vote in favor of the proposal or against the proposal, or may abstain from voting. Pursuant to the Bylaws of the Company, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve each of the five proposals. As a result, shares which are withheld or abstained from voting and any broker non-votes with regard to a proposal will have the same legal effect as a vote against the proposal.

   The Company believes that approximately 266,142 shares owned or controlled on the record date by directors and executive officers of the Company, constituting approximately 4.0% of the outstanding Common Stock, will be voted in favor of each of the proposals.

Proxies

   The accompanying form of proxy card is for use at the Annual Meeting if a stockholder is unable to attend in person or is able to attend but does not wish to vote in person. Stockholders should specify their choices with regard to each of the five proposals on the enclosed proxy card. All properly executed proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions noted thereon. In the absence of such instructions, the shares represented by a signed and dated proxy card will be voted "FOR" the election of the director nominees named in Proposal 1, "FOR" proposals 2, 3 and 4, and "FOR" the selection of Ernst & Young LLP as independent auditors in Proposal 5. In all other matters that properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

   Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to James M. McNeill, Secretary of the Company, at 310 Technology Parkway, Norcross, Georgia 30092-2929, by executing and delivering to Mr. McNeill a proxy card bearing a later date, or by voting in person at the Annual Meeting.

   In addition to soliciting proxies through the mail, the Company has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. Their expenses and all other expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company also may solicit proxies through its directors, officers and employees in person and by telephone and facsimile, without payment of additional compensation to such persons. The Company has also hired Mellon Investor Services, LLC, a proxy solicitation firm, to assist in the distribution and solicitation of proxies. The Company will pay approximately $7,500 for those services.

                                STOCK OWNERSHIP

   The table below sets forth information regarding the beneficial ownership of the Company's Common Stock, as of the Record Date, by (i) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock,
(ii) each of the Company's directors, (iii) each executive officer of the Company named in the Summary Compensation Table on page 9, and (iv) all directors and executive officers of the Company as a group, based on data furnished to the Company by the named persons.

                                                                            Amount and
                                                                            Nature of
                                                                            Beneficial  Percent of
                             Beneficial Owner                              Ownership(1)  Class(1)
                             ----------------                              ------------ ----------
Cannell Capital LLC(2)
 Beneficial Owner.........................................................    436,500       6.5%
Dimensional Fund Advisors, Inc.(3)
 Beneficial Owner.........................................................    360,000       5.4%
David Nierenberg(4)
 Beneficial Owner.........................................................  1,343,230      20.0%
Joseph D. Sansone(5)
 Chairman of the Board of Directors, President and Chief Executive Officer    352,336       5.1%
James M. McNeill(6)
 Senior Vice President, Chief Financial Officer, Secretary and Treasurer..     33,375         *
Robert P. Pinkas(7)
 Director.................................................................    134,680       2.0%
Edward K. Wissing(8)
 Director.................................................................      5,625         *
Michael E. Axelrod(9)
 Director.................................................................      2,500         *
Michael J. Finn(10)
 Director.................................................................     59,300         *
All executive officers and directors as a group (6 persons) (11)..........    587,816       8.4%

--------
  * Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock
 (1) Except as indicated in the footnotes set forth below, the persons named in the table, to the Company's knowledge, have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares shown include shares that are not currently outstanding but which certain stockholders are entitled to acquire or will be entitled to acquire within 60 days from the Record Date upon the exercise of stock options. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by the particular stockholder or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
 (2) Cannell Capital LLC ("Cannell") is an investment advisor firm that serves as investment manager to the following investment advisory companies: The Anegada Fund Limited, The Cuttyhunk Fund Limited, Tonga Partners, L.P., GS Cannell, LLC, Pleiades Investment Partners, LP and the George S. Sarlo 1995 Charitable Remainder Trust. In its role as investment advisor and investment manager, Cannell possesses both voting and investment power over 436,500 shares of Common Stock as of 09/30/01. The address for Cannell is 150 California Street, Fifth Floor, San Francisco, CA 94111.
 (3) Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over 360,000 shares of Common Stock as of 09/30/01. The Portfolios own all securities reported in this proxy statement, and Dimensional disclaims beneficial ownership of such securities. The address for Dimensional is 1299 Ocean Avenue, Santa Monica, CA 90401.
 (4) David Nierenberg is President of Nierenberg Investment Management Company, the General Partner of The D3 Family Fund, L.P. (the "Fund"). The Fund has sole voting and dispositive power over 1,313,230 shares of Common Stock. The address for the Fund is 19605 North East 8th Street, Camas, Washington 98607. In addition, Mr. Nierenberg has sole voting and dispositive power over 30,000 shares of Common Stock owned by Haredale, Ltd, a Bahamian corporation. The address for Haredale, Ltd is P.O. Box N-4465, Nassau, New Providence, The Bahamas. Mr. Nierenberg disclaims beneficial ownership of the 30,000 shares of Common Stock held by Haredale, Ltd.
 (5) Consists of options to purchase 192,299 shares of Common Stock, 157,788 shares of Common Stock held directly and 2,249 shares of common Stock held indirectly through Mr. Sansone's spouse.
 (6) Consists entirely of options to purchase shares of Common Stock.
 (7) Consists of options to purchase 48,000 shares of Common Stock, 7,115 shares of Common Stock owned by Pinkas Family Partners, of which Mr. Pinkas is general partner, 69,565 shares of Common Stock owned by Brantley Venture Management, L.P. of which Pinkas Family Partners is the general partner, and 10,000 shares of Common Stock owned by Madaket Investments, LLC, of which Mr. Pinkas is the managing member.
 (8) Consists of 5,000 shares of Common Stock held directly and 625 shares of Common Stock held jointly with spouse.
 (9) Consists of 2,500 shares of Common Stock held jointly with spouse.
(10) Consists of options to purchase 48,000 shares of Common Stock and 11,300 shares of Common Stock held directly.
(11) Includes options to purchase 321,674 shares of Common Stock.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Amended and Restated Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than three nor more than fifteen members as fixed from time to time by vote of a majority of the entire Board of Directors. The Amended and Restated Certificate of Incorporation further provides that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The term of office of one of the classes of directors expires each year and a new class of directors is elected each year by the stockholders for a term of three years or until their successors are elected and qualified.

   At the Annual Meeting the terms of the two Class II directors expire. The Board of Directors has nominated Michael E. Axelrod and Michael J. Finn to serve as the Class II directors of the Company for a three year term expiring at the 2005 Annual Meeting of Stockholders. These individuals are currently serving as Class II directors of the Company. If either of the nominees should become unavailable to serve for any reason (which is not anticipated), the Board of Directors, in its discretion, may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed Proxy Card will vote all valid proxy cards for the election of such substitute nominee or nominees), or allow the vacancy to remain open until the Board of Directors locates a suitable candidate, or by resolution reduces the authorized number of directors.

   The following is certain information concerning the nominees for election as well as the directors whose terms of office will continue after the Annual Meeting.

Nominees for Election as Directors at the 2002 Annual Meeting

              CLASS II--TERM EXPIRING AT THE 2005 ANNUAL MEETING

   MICHAEL E. AXELROD (44) is a shareholder in the law firm of Cohen Pollock Merlin Axelrod & Small, P.C. He has been associated with the firm since 1982 and became a shareholder in 1986. His practice concentrates on business law and transactions, with an emphasis on the health care industry and venture capital. Mr. Axelrod currently serves as Chairman of the Board of Prevent Child Abuse America, Inc., a non-profit corporation whose mission is to prevent the abuse and neglect of America's children. In addition, he serves on the Board of Directors of Prevent Child Abuse Georgia, Inc.

Member:     Audit Committee         First became a director: 2001
            Nominating/Corporate
            Governance Committee

   MICHAEL J. FINN (52) has been a General Partner of Brantley Venture Partners, L.P., a venture capital firm based in Cleveland, Ohio, since May 1995. Mr. Finn served from 1987 until May 1995 as Vice President--Venture Capital and Emerging Growth for Sears Investment Management Co., and during his tenure presided over the Venture Capital Group for the firm. Previously, Mr. Finn was Deputy Director of the Bureau of Investments, Michigan Department of Treasury. In this capacity, Mr. Finn presided over the Venture Capital Group. Mr. Finn is also a director of The Holland Group and Healthcare Solutions, Inc.

Member:     Audit Committee (Chairman)    First became a director: 1989
            Compensation Committee

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF MR. AXELROD AND THE RE-ELECTION OF MR. FINN AS DIRECTORS OF THE COMPANY FOR A THREE YEAR TERM, TO HOLD OFFICE UNTIL THE 2005 ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED .

Continuing Directors of the Company

               CLASS I--TERM EXPIRING AT THE 2004 ANNUAL MEETING

   ROBERT P. PINKAS (48) is a General Partner of Brantley Partners, a private equity organization based in Cleveland, Ohio, of which he was the founding partner in 1987. Mr. Pinkas has been a director, officer and investor in a variety of businesses since 1981, including Brantley Capital Corporation, and Gliatech, Inc. He currently serves as Chairman of the Board of Waterlink, Inc.

Member:     Compensation Committee (Chairman)    First became a director: 1989
            Nominating/Corporate
            Governance Committee

   EDWARD K. WISSING (64) is a founder and former CEO of American HomePatient, Inc., a national provider of home healthcare products and services. Under Mr. Wissing's leadership, American HomePatient grew from 20 operating locations in 1992 to over 300 locations by the end of 1997, with over 400 million dollars in revenues at his retirement in May 1998. Prior to his employment with American HomePatient, Mr. Wissing held several senior executive positions in healthcare related firms, including Becton Dickinson, Sandoz/Rhone Poulen and Glasrock HomeHealth. He has maintained a very active role in the home healthcare industry and has twice chaired the Health Industry Distributor's Association
(HIDA). Mr. Wissing has also served as Chairman of HIDA's Educational Foundation. He currently serves on several other healthcare boards, including CareCentric, Inc., Psychiatric Solutions, Inc., and the Nashville Health Care Council.

Member:     Compensation Committee         First became a director: 2001
            Audit Committee
            Nominating/Corporate
            Governance Committee

              CLASS III--TERM EXPIRING AT THE 2003 ANNUAL MEETING

   JOSEPH D. SANSONE (58) has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since its formation in 1989. From September 1987 until the formation of the Company, Mr. Sansone was President of Ambulatory Services of America, Inc., a wholly owned subsidiary of Charter Medical Corporation ("Charter Medical"), the Company's former parent. Prior to joining Charter Medical, Mr. Sansone was employed by American Medical International, Inc. ("AMI"). From 1985 to 1987, he served as Vice President of AMI Home Health Equipment Centers, a division of AMI, specializing in durable medical equipment sales and rentals.

          First became a director: 1989

                            COMMITTEES OF THE BOARD

   The Company's Board of Directors has three standing committees: the Nominating/Corporate Governance Committee, the Audit Committee and the Compensation Committee.

Nominating/Corporate Governance Committee

   On November 28, 2001, the Board established a Nominating/Corporate Governance Committee (the "Committee") to review and report to the Board on a periodic basis with regard to matters of corporate governance and the nomination and evaluation of directors. The Committee also reviews and assesses the effectiveness of the Company's corporate governance guidelines. The Committee will consider nominees recommended by stockholders if submitted to the Board in accordance with the procedures specified in the Company's Bylaws. See "Stockholders' Proposals for the 2003 Annual Meeting" below. The current members of the Nominating/Corporate Governance Committee are Robert P. Pinkas (Chairman), Edward K. Wissing and Michael E. Axelrod.

Audit Committee


   The Audit Committee makes recommendations concerning the selection of independent auditors of the Company and their duties and fees; reviews their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the scope and results of the Company's internal auditing procedures; consults with the independent auditors and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent auditors; reviews the independence of the independent auditors; and reviews the range of the independent auditors' audit and non-audit fees. The current members of the Audit Committee are Michael J. Finn (Chairman), Edward K. Wissing and Michael E. Axelrod. The members of the Audit Committee are independent directors as defined in the NASD listing standards. On March 7, 2000, the Audit Committee adopted a formal written charter (the "Audit Committee Charter") which governs the Audit Committee. The Audit Committee Charter's central purpose is to promote accurate, high-quality and timely disclosure of financial and other information to the Board of Directors, the public markets and stockholders. The Company also maintains an internal auditor who reports directly to the Audit Committee. The Audit Committee held 4 meetings during fiscal 2001.

Compensation Committee

   The Compensation Committee formulates executive compensation policy, reviews and approves compensation plans relating to officers and administers the Company's stock option plans. The current members of the Compensation Committee are Robert P. Pinkas (Chairman), Michael J. Finn, and Edward K. Wissing. The Compensation Committee held 4 meetings during fiscal 2001.

                            EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation

   During fiscal 2001, the members of the Compensation Committee consisted of Messrs. Pinkas, Finn and Wissing. Messrs. Pinkas, Finn and Wissing have never been employees of the Company, and there were no reportable business relationships between the Company and such individuals.

            Report of the Audit Committee of the Board of Directors

   This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

   The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

   The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality of the Company's accounting principles and such other matters as are required to be discussed with the Committee under the auditing standards generally accepted in the United States including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including matters in the written disclosures provided to the Committee as required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

   The Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. During fiscal 2001, the Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

   In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors for fiscal year 2002.

   Audit Committee: Michael J. Finn (Chairman), Edward K. Wissing and Michael
E. Axelrod.

Report of the Compensation Committee of the Board of Directors on Executive
                                 Compensation

   This report discusses the Compensation Committee's objectives and policies regarding director and executive compensation. The report specifically reviews the bases for the compensation for the Company's President and Chief Executive Officer for fiscal 2001 and its policy generally with respect to the compensation of all executive officers for fiscal 2001.

Chief Executive Officer Compensation

   For fiscal 2001, the base salary for Mr. Sansone was set at $300,000 pursuant to an employment agreement between the Company and Mr. Sansone, effective October 1, 1999. See "Employment Agreements" below. The Compensation Committee determines any annual salary increases and incentive bonus and stock option grants based on the performance of the Company as measured against an annual plan submitted and approved by the full Board and the Committee's subjective evaluation of Mr. Sansone's performance as it relates to the performance of the Company. The Compensation Committee believes that this relationship between performance and pay is appropriate and serves the stockholders' interests. The Compensation Committee then submits Mr. Sansone's compensation package to the Board of Directors for ratification. Members of the Compensation Committee have extensive experience in serving on compensation committees at other companies, which provides the Company with knowledge of comparable compensation policies.

   The Compensation Committee awarded an incentive bonus of $200,000 to Mr. Sansone for fiscal 2001, and voted to increase Mr. Sansone's salary to $360,000 for fiscal 2002. See "Summary Compensation Table" below.

Compensation Policy for Executive Officers

   The Company's executive officers receive base salaries that are considered by management to be on the low end of an average base salary for executive officers in comparable positions at other companies in the health care industry. This reflects the Compensation Committee's desire to place more emphasis on performance based incentives. The Compensation Committee seeks to use non-cash compensation such as the grant of stock options as a long-term performance incentive for the executive officers. Stock options enable the Company's executive officers to benefit from their efforts to improve the Company's financial results, consistent with the interests of all stockholders, because improved financial results are likely to be reflected in the Company's stock price and would thereby increase stockholder value. It is the Compensation Committee's belief that the granting of stock options will encourage performance by the Company's executive officers that contributes to the long-term growth of the Company.

   For fiscal 2001, the compensation of the Company's executive officers other than the Chief Executive Officer was recommended by the Chief Executive Officer to the Compensation Committee, subject to ratification by the Board of Directors. Recommendations for annual increases in salary and incentive bonuses are generally based on the Chief Executive Officer's review and evaluation of each executive officer's performance as it relates to the goals of the Company. Measures of performance include divisional results for which each executive officer is responsible, Company-wide results, and individual goals and objectives set by the Chief Executive Officer and the individual executive officer prior to the beginning of the fiscal year. The Compensation Committee reviews the Chief Executive Officer's recommendations, makes any changes it believes necessary, approves the compensation packages and presents them to the Board for ratification.
Omnibus Budget Reconciliation Act of 1993 Implications for Executive
Compensation

   It is the responsibility of the Compensation Committee to address the issues raised by changes in the tax laws which made certain non-performance based compensation to executives of public companies in excess of $1,000,000 non-deductible beginning in 1994. In this regard, the Committee must determine whether any actions with respect to this limit should be taken by the Company. Based on the Company's current level of compensation it is not necessary to consider this issue at this time. The Company intends to take the necessary steps to ensure its executive officers' compensation policies comply with the cap at the appropriate time.

   Compensation Committee: Robert P. Pinkas (Chairman), Michael J. Finn, and Edward K. Wissing.

                    Directors' Compensation and Attendance

   Fees for Board Service. Under current Company policy, non-employee directors earn $2,000 for each Board of Directors meeting attended in person. Employee directors earn no additional compensation for services as a director. In lieu of cash, directors may opt to receive the cash equivalent in stock options in the discretion of the Compensation Committee. During fiscal 2001, no director made such an election. In addition, all directors are entitled to reimbursement for expenses incurred in connection with attending meetings of the Board or committees thereof. Compensation for participation on the Board of Directors is at the discretion of the Board.

   Mr. Sansone, the only director who was also an employee in 2001, received no additional compensation for service on the Board of Directors. During fiscal 2001, non-employee directors of the Company earned the following compensation for Board meetings attended:


                        Robert P. Pinkas........ $4,000
                        Michael E. Finn......... $4,000
                        Edward K. Wissing....... $6,000
                        Michael E. Axelrod...... $4,000

   Directors Stock Option Plan. Under the Directors' Stock Option Plan, as in effect prior to its amendment and restatement by the Board of Directors on November 28, 2001, directors of the Company who are not officers or employees of the Company each receive annual grants of options to purchase 6,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant and which expire ten years after issuance. The Compensation Committee has the authority and sole discretion to make grants of options under the Plan in addition to the annual grants described above. The options vest on the first anniversary of their issuance, provided that the grantee is then a director of the Company. A total of 300,000 shares of Common Stock have been reserved for issuance pursuant to options granted and to be granted under the Directors' Stock Option Plan. In fiscal 2001, a total of 40,000 options were granted to directors under the Directors' Stock Option Plan. On November 28, 2001, the Board of Directors approved, subject to shareholder approval at the Annual Meeting, the proposed amended and restated Directors' Stock Option Plan which is described in detail in "Proposal 3--Approval of Proposed Amended and Restated Directors' Stock Option Plan."

   During fiscal 2001, the Board of Directors and each of the Committees of the Board of Directors held 4 meetings. Each director attended in excess of 75% of the total number of meetings of the Board of Directors and each Committee on which he served in fiscal 2001.

Summary Compensation

   The following table summarizes the total compensation paid or accrued by the Company for each person who served as an executive officer during the fiscal year ended September 30, 2001:

                          Summary Compensation Table

                                                         Annual           Long-Term
                                                    Compensation(1)     Compensation
                                                   ------------------ -----------------
                 Name and                   Fiscal                    Shares Underlying    All Other
            Principal Position               Year  Salary(2)  Bonus        Options      Compensation(3)
            ------------------              ------ ---------  -----   ----------------- ---------------
Joseph D. Sansone..........................  2001  $300,000  $200,000      30,000          $ 74,164
 Chairman of the Board, President and Chief  2000  $275,000  $ 68,750      36,000          $ 38,110
 Executive Officer                           1999  $275,000  $100,000      35,000          $ 17,133

James M. McNeill...........................  2001  $175,000  $100,000      25,000          $ 15,450
 Senior Vice President, Chief Financial      2000  $155,000  $ 38,750      40,000          $ 28,651
 Officer, Secretary and Treasurer            1999  $122,962  $ 50,000      16,500          $  1,083

John M. Harrington(4)......................  2001  $110,423   $  --          --            $111,722
 former Chief Operating Officer              2000  $ 26,019   $  --        40,000          $    992

--------
(1) The compensation of the above-listed individuals, including bonuses, is determined by the Compensation Committee of the Board of Directors. See "Incentive Bonus Policy" and "Report of the Compensation Committee of the Board of Directors on Executive Compensation." Messrs. Sansone, McNeill and Harrington did not receive any perquisites, other personal benefits, securities or property in the indicated fiscal years in excess of 10% of their annual salary.
(2) Includes amounts deferred at the election of the officers pursuant to the Company's Section 401(k) Savings Plan and Non-Qualified Deferred Compensation Plan.
(3) Reflects for fiscal 2001 (a) premiums of $5,300 paid by the Company for a term life insurance policy on the life of Mr. Sansone, the proceeds of which are payable to a beneficiary designated by Mr. Sansone, (b) amounts contributed by the Company on behalf of Messrs. Sansone and McNeill of $50,000 and $9,221, respectively, pursuant to the Company's Non-Qualified Deferred Compensation Plan, and (c) amounts reimbursed during the fiscal year for the payment of taxes on behalf of Messrs. Sansone and McNeill of $18,864 and $6,229, respectively.
(4) Mr. Harrington resigned from the Company on May 18, 2001. Other compensation includes severance paid upon his resignation pursuant to his employment agreement.

Incentive Bonus Policy

   The Company has established an incentive bonus policy (the "Incentive Bonus Policy") that provides for cash bonuses to certain employees of the Company, including all executive officers. Payment of any bonus under the Incentive Bonus Policy is at the discretion of the Compensation Committee, subject to ratification by the Board of Directors, but is based generally on factors such as increases in overall corporate profitability, divisional profitability and achieving goals as outlined in the Company's annual financial and operational plan. The Board of Directors may amend, suspend or discontinue the Incentive Bonus Policy at any time. Cash bonuses aggregating $300,000 were paid to executive officers under the Incentive Bonus Policy for fiscal 2001. Cash bonuses paid under the Incentive Bonus Policy to the above individuals for fiscal 2001 are included in the "bonus" amounts reported for them in the Summary Compensation Table.

Employee Stock Options

   The Company has adopted, and its stockholders have approved, the Pediatric Services of America, Inc. Amended and Restated Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan is designed to provide a means by which selected key persons may be given an opportunity to purchase stock of the Company, to help secure and retain the services of key persons, and to provide incentives for such persons to exert maximum efforts for the success of the Company. The Company has reserved 1,750,000 shares of Common Stock for issuance pursuant to the Stock Option Plan. Options granted under the Stock Option Plan may be either (i) options intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) nonqualified stock options ("Nonqualified Stock Options").

   Incentive Stock Options may be granted only to employees (including officers) of the Company or its affiliates. Nonqualified Stock Options may be granted only to key employees, directors, consultants or advisors of the Company or its affiliates. A non-employee director is not eligible to participate in the Stock Option Plan unless such director has expressly been declared eligible to participate in the Stock Option Plan by the Board of Directors or the Compensation Committee. The Board of Directors has the authority to amend the Stock Option Plan, subject to stockholder approval, and may suspend or terminate the Stock Option Plan at any time.

   On November 28, 2001, the Board of Directors approved, subject to shareholder approval at the Annual Meeting, the proposed Amended and Restated Stock Option Plan which is described in detail in "Proposal 2--Approval of the Amended and Restated Stock Option Plan."

   The following table sets forth information regarding the number, terms and potential realizable value of stock options granted to Messrs. Sansone and McNeill during fiscal 2001:

                      Options Granted in Last Fiscal Year

                                                                       Potential Realizable
                                                                         Value at Assumed
                         Number of   % of Total                       Annual Rates of Stock
                         Securities   Options                         Price Appreciation for
                         Underlying  Granted to  Exercise                 Option Term(2)
                          Options   Employees in Price Per Expiration ----------------------
          Name           Granted(1) Fiscal Year  Share(1)     Date        5%         10%
          ----           ---------- ------------ --------- ----------  -------    --------
Joseph D. Sansone.......   30,000      11.76%      $5.07   08/02/2011 $95,655    $242,408
James M. McNeill........   25,000       9.80%      $5.07   08/02/2011 $79,712    $202,007

--------
(1) All options were granted at an exercise price equal to the fair market value of the underlying shares as of the date of the grant and become exercisable in one-fourth increments on each anniversary of the grant date.
(2) Such value is based on the exercise price at the time of the grant.

   The following table sets forth certain information with respect to exercises of stock options during fiscal 2001 by each of the named executives and the fiscal year-end value of unexercised stock options held by them:

                               Option Exercises

                                       Aggregated Option Exercises in Last Fiscal Year
                                              and Fiscal Year-End Option Values
                         ---------------------------------------------------------------------------
                                                   Number of Securities
                                                  Underlying Unexercised   Value of Unexercised in-
                                                     Options at Fiscal       the-money Options at
                           Shares                        Year-End             Fiscal Year-End(2)
-                        Acquired on    Value    ------------------------- -------------------------
          Name            Exercise   Realized(1) Exercisable/Unexercisable Exercisable/Unexercisable
          ----           ----------- ----------- ------------------------- -------------------------
Joseph D. Sansone.......       --           --        192,299/59,001           $293,823/$208,905
James M. McNeill........       --           --         33,000/54,500           $134,919/$191,176
John M. Harrington......   20,000      $58,850                    --                          --

--------
(1) Such value is computed by subtracting the option exercise price from the market price of the Common Stock on the date of exercise and multiplying that figure by the total number of options exercised.
(2) Such value is computed by subtracting the option exercise price from the market price of the Common Stock on September 28, 2001 and multiplying that figure by the total number of exercisable/unexercisable options.

401(k) Savings Plan

   The Company maintains the Pediatric Services of America, Inc. 401(k) Savings Plan (the "401(k) Plan"), which became effective January 1, 1992. The 401(k) Plan covers all employees of the Company (except, among others, highly compensated employees as defined in the Plan, certain employees designated as part-time employees and employees deemed to be leased employees within the meaning of certain provisions of the Code) who have completed at least 1,000 hours and one year of service with the Company. Under the 401(k) Plan, each eligible employee may elect to contribute a portion of his compensation up to a maximum of 20% of pre-tax compensation, not exceeding $10,500 for the 2001 calendar year, and 5% of after-tax compensation (or the maximum amount then permitted by the Code). The Company may, in its discretion, make contributions on behalf of eligible employees in an amount up to the employee's contributions. All employees' contributions to the 401(k) Plan are 100% vested upon contribution, while the Company's contributions vest 100% over a period of five years of service with the Company. Distribution of accrued benefits normally will commence upon the participants reaching age 65 (or if earlier, upon the participant's death or disability).

Non-Qualified Deferred Compensation Plan

   On January 1, 2000, the Company adopted the Pediatric Services of America, Inc. Non-Qualified Deferred Compensation Plan (the "Plan") for selected management or highly compensated employees of the Company who earned more than $80,000 annually. On January 27, 2000, the Company amended the Plan to clarify how and when an eligible Participant may elect to participate in the Plan. This amendment established that a Participant shall have 30 days before or after the first day of participation to submit a written election to participate in the Plan. Failure to submit such election rendered the Participant unable to participate in the Plan until the first Entry Date of the next succeeding Plan Year. On May 25, 2001, the Company amended the Plan to allow Participants who terminate their service with the Company (for reasons other than Retirement, Disability or Death), to elect to receive their benefits in one lump sum payment. On September 19, 2001, the Company amended the Plan to allow Tier I Participants and certain Designated Participants, so designated in the Board's discretion, to defer amounts of bonus compensation in addition to base salary, if made (a) separately from the election to defer base salary and (b) prior to the date the bonus is declared during a Plan Year.

   The Compensation Committee administers the Non-Qualified Plan, and the Board of Directors annually selects the employees who are eligible to participate in the Non-Qualified Plan and the tier in which the employee will be a member. The purposes of the Plan are to provide the selected management or highly compensated personnel of the Company with the opportunity to defer amounts of their compensation which might not otherwise be deferrable under other Company plans, including the 401(k) Plan, and to receive the benefit of additions to their deferral, in the absence of certain restrictions and limitations in the Code. Participants elect the amount of pay they wish to defer up to the maximum percentage of compensation for the tier in which the employee is a member. Maximum deferrals range from 10% to 100% of compensation. The Company may contribute to the Plan an amount equal to a percentage of the amount each Participant contributes to the Plan. The Non-Qualified Plan is intended to be an unfunded plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Company contributions and voluntary compensation deferrals are held in a "Rabbi Trust" as that term is defined in Revenue Procedure 92-64, 1992-2 C.B. 422. Distributions of Plan contributions and earnings will be made upon termination of employment, disability, retirement or the financial hardship of the participant. In-service benefits are also available to participants.

Employee Stock Purchase Plan

   Effective January 1, 1996, the Board of Directors of the Company adopted the Pediatric Services of America, Inc. Employee Stock Purchase Plan (the "ESPP"). The ESPP is administered by the Compensation Committee of the Board of Directors. Participant contributions in the ESPP are made through quarterly payroll deductions on an after-tax basis. On or about the last day of the calendar quarter the Company contributes 15% of the total amount of each employee's contributions to the ESPP for that quarter. Participants' and the Company's contributions are used to purchase shares of Common Stock at fair market value on the open market on or about the last day of the respective quarter.

   On November 28, 2001, the Board of Directors approved, subject to shareholder approval at the Annual Meeting, the amendment of the Employee Stock Purchase Plan, which is described in detail in "Proposal 4--Approval of Proposed Amendment to the Employee Stock Purchase Plan."

Employment Agreements

   The Company has entered into an employment agreement with Joseph D. Sansone, effective October 1, 1999, pursuant to which Mr. Sansone serves as Chief Executive Officer and President of the Company. Under the terms of the agreement, Mr. Sansone's annual base salary for fiscal 2002 is $360,000. The agreement also provides that Mr. Sansone is entitled to participate in a bonus plan, the terms of which are determined and approved by the Board of Directors, and in all of the Company's employee benefit plans and programs for which he is eligible under the terms of such plans or programs. In addition, the agreement provides that Mr. Sansone is entitled to life insurance coverage in the amount of $500,000, payable to the beneficiary of his choice, and certain long-term disability insurance coverage. Mr. Sansone is entitled to receive an allowance for expenses incurred in connection with owning, maintaining and operating an automobile for business use. The agreement is for an initial term of two years and is automatically renewed for successive one-year periods, subject to either party terminating the agreement at the end of the initial term or additional term, as the case may be. Mr. Sansone's salary for each additional term will be equal to the salary paid to him on the last day of the three-year initial term or the most recent additional term, unless otherwise agreed by the Company and Mr. Sansone. The agreement is terminated upon the death or disability of Mr. Sansone, and the Board of Directors may terminate Mr. Sansone's employment with or without cause (as defined in the agreement). In the event Mr. Sansone's employment is terminated without cause or terminated by Mr. Sansone for "good reason," the Company is obligated to pay Mr. Sansone his full salary and provide full benefits for the remainder of the contract term and for a period of 18 months thereafter. "Good reason" is defined as certain events resulting from a change in control of the Company or a failure by the Company to comply with any material term of the agreement which has not been cured within 10 days after notice. Under the terms of the agreement, Mr. Sansone is not entitled to any severance benefits in the event his employment is terminated for cause or in the event he voluntarily terminates his employment with the Company.

   The Company has entered into an employment agreement with James M. McNeill, dated May 1, 1999, pursuant to which he serves as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of the Company. Under the terms of the agreement, Mr. McNeill receives an annual base salary of $155,000 for the initial two-year term, subject to increase at the end of the first year as determined by the Board of Directors. Mr. McNeill's base salary for fiscal 2002 is $205,000. Mr. McNeill is also entitled to participate in a bonus plan, the terms of which are determined and approved by the Board of Directors, and all employee benefit plans and programs for which he is eligible under the terms of such plans or programs. Pursuant to the agreement, Mr. McNeill receives an allowance for expenses incurred in connection with owning, maintaining and operating an automobile for business use. The agreement is for an initial term of two years and is automatically renewed for successive one-year periods, subject to either party terminating the agreement at the end of the initial term or additional term, as the case may be. Mr. McNeill's salary for each additional term will be equal to the salary paid to him on the last day of the initial term or the most recent additional term, unless otherwise agreed by the Company and Mr. McNeill. The agreement is terminated upon the death or disability of Mr. McNeill, and the Board of Directors also may terminate Mr. McNeill's employment under the agreement with or without cause (as defined in the agreement). In the event Mr. McNeill's employment is terminated by the Company without cause, or terminated by Mr. McNeill for "good reason," the Company is obligated to pay Mr. McNeill his full salary and benefits for a period of 12 months. "Good reason" is defined as certain events resulting from a change in control of the Company or a failure by the Company to comply with any material term of the agreement which has not been cured within 10 days after notice. Under the terms of the agreement, Mr. McNeill is not entitled to any severance benefits in the event his employment with the Company is terminated with cause or in the event he voluntarily terminates his employment with the Company.

   Mr. John M. Harrington who served as Chief Operating Officer of the Company, resigned from the Company on May 18, 2001. Under the terms of Mr. Harrington's employment agreement, the Company paid Mr. Harrington his full salary and benefits for a period of six months, ending on November 18, 2001.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Lillie Axelrod, spouse of director Michael Axelrod, is an employee of Acordia, Inc. ("Acordia"). Acordia provides insurance brokerage services to the Company. Mrs. Axelrod is paid a commission based on the fees paid to Acordia. During fiscal 2001, the fees paid to Acordia were approximately $125,000.

                            STOCK PERFORMANCE GRAPH

   The Company completed an initial public offering of its Common Stock and the Common Stock began trading on the Nasdaq National Market on June 10, 1994. The price information reflected for the Company's Common Stock in the following performance graph represents the closing sales prices of the Common Stock for the period from June 10, 1994 through September 30, 2001 (the end of fiscal
2001). The graph and the accompanying table compare the cumulative total stockholders' return on the Company's Common Stock with the Standard & Poor's ("S&P") 500 Index, S&P Health Care Sector, and a Health Care Composite Peer Group. The Health Care Composite Peer Group is composed of companies within the following industries: diversified health care, pharmaceuticals, miscellaneous health care, hospital management, and medical products and supplies. The calculation in the following graph and table assume that $100 was invested on June 10, 1994 in each of the Company's Common Stock, the S&P 500 Index and the S&P 500 Health Care Sector and the Health Care Composite Peer Group, and also assumes dividend reinvestment.



                                          [CHART]


COMPARISON OF 87 MONTH CUMULATIVE TOTAL RETURN*
AMONG PEDIATRIC SERVICES OF AMERICA, INC., THE S&P 500 INDEX,
THE S&P HEALTH CARE SECTOR INDEX AND
A HEALTH CARE COMPOSITE PEER GROUP**(1)

PEDIATRIC SERVICES OF AMERICA, INC.
6/10/94       $100.00
9/94           160.94
9/95           240.63
9/96           231.25
9/97           292.19
9/98            42.97
9/99            15.23
9/00            40.63
9/01            86.88

S&P 500
6/10/94       $100.00
9/94           102.32
9/95           132.75
9/96           159.75
9/97           224.37
9/98           244.66
9/99           312.69
9/00           354.23
9/01           259.93

S&P HEALTH CARE SECTOR
6/10/94       $100.00
9/94           112.30
9/95           161.02
9/96           210.90
9/97           288.74
9/98           399.19
9/99           410.57
9/00           515.38
9/01           494.33

HEALTH CARE COMPOSITE PEER GROUP (1)
6/10/94       $100.00
9/94           103.73
9/95           119.69
9/96           138.20
9/97           146.99
9/98           130.02
9/99           119.15
9/00           110.25
9/01           172.11

* $100 INVESTED ON 6/10/94 IN STOCK OR ON 5/31/94 IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
**FISCAL YEAR ENDING SEPTEMBER 30.

(1) THE PEER GROUP IS AN 8 COMPANY SELECTION COMPILED FROM MEMBERS OF THE S&P HEALTH CARE SECTOR INDEX BASED ON A COMPOSITE OF PRICES WEIGHTED BY MARKET
    CAPITALIZATION: AMEDISYS, AMERICAN HOME PATIENT, APRIA HEALTHCARE, LINCARE HOLDINGS, INC., NATIONAL HOME HEALTH, OPTION CARE, INC., SPHERION CORP., AND TRANSWORLD HOME HEALTHCARE.

                                  PROPOSAL 2

                   APPROVAL OF PROPOSED AMENDED AND RESTATED
                               STOCK OPTION PLAN

GENERAL

   The Board of Directors has amended and restated the Pediatric Services of America, Inc. Amended and Restated Stock Option Plan (the "Stock Option Plan"), subject to stockholder approval at the Annual Meeting of the Stockholders. The Board of Directors has determined that amending and restating the Stock Option Plan is necessary to reflect changes in applicable law, to update and simplify the document (which has not been restated since 1994), to make the amendments described below and to extend its termination date. The revised document amends and restates the Stock Option Plan, which was originally effective as of July 16, 1990, and which has been subsequently amended and restated as of March 20, 1992 and May 27, 1994. The Board of Directors believes that stock ownership is an important incentive for key employees and others to influence the success of the Company. The purpose of the Stock Option Plan is to provide a means by which selected key employees and directors of, and consultants and advisors to, the Company and its affiliates may be given the opportunity to purchase the Company's Common Stock. During fiscal 2001, the Compensation Committee, which administers the Stock Option Plan, granted options to purchase 215,200 shares of Common Stock to selected key employees. The Compensation Committee also contemplates granting options in fiscal 2002 to certain key employees. The Board of Directors approved the amendment and restatement of the Stock Option Plan on November 28, 2001, which incorporates outstanding amendments, updates the Stock Option Plan's provisions to reflect revisions to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), eliminates provisions that are no longer applicable since the Company became publicly traded, and incorporates certain changes as specified in the description of the revised Stock Option Plan which follows.

   The following is a summary of the amended and restated Stock Option Plan. A copy of the full text of the amended and restated Stock Option Plan will be furnished to any stockholder upon written request made to the Secretary of the Company.

   Eligible Participants. Incentive stock options may be granted under the Stock Option Plan only to employees of the Company or its affiliates. Non-qualified stock options may be granted to key employees or employee directors of, or consultants or advisors to, the Company or its affiliates. Certain other restrictions apply to holders of ten percent (10%) or more of the Common Stock of the Company. Under the pre-revision Stock Option Plan, employee directors were eligible to participate only if certain prescribed provisions relating to Section 16(b) of the Exchange Act were met. Under the amended and restated Stock Option Plan, this restriction has been deleted to reflect changes in Rule 16b-3 of the Exchange Act. The number of eligible participants in the Plan as of September 30, 2001 was approximately 128 persons.

   Administration. The Board of Directors has delegated the administration of the Stock Option Plan to the Compensation Committee. Subject to the terms of the Stock Option Plan, the Committee has full and final authority, in its discretion, to select the persons who are granted options under the Stock Option Plan and to determine the number of shares subject to each option, the duration of and all other terms and conditions of each option. The Committee will at all times be constituted to ensure that the requirements of Rule 16b-3 are satisfied. The Board of Directors may at any time revoke its delegation of authority to the Committee or otherwise reserve for itself the administration of the Stock Option Plan.

   Number of Shares Available. The Stock Option Plan currently has 1,750,000 shares approved for grant, of which 962,007 options are outstanding as of September 30, 2001. If any option terminates or is canceled for any reason without having been exercised in full, the shares of Common Stock not issued will then become available for additional grants of options under the Stock Option Plan. The number of shares available under the Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization or other similar action. The stock subject to the Stock Option Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

   Duration. The Board of Directors may suspend or terminate the Stock Option Plan at any time. Unless sooner terminated, the termination date for the amended and restated Stock Option Plan has been extended to November 27, 2001, subject to shareholder approval. No options may be granted under the Stock Option Plan while it is suspended or after it has terminated.

   Amendment and Termination. The Board may amend the Stock Option Plan at any time; provided, however, that no amendment shall, without stockholder approval, materially increase the benefits accruing to participants under the Stock Option Plan; materially increase the number of securities that may be issued under the Stock Option Plan; modify the requirements as to eligibility for participation in the Stock Option Plan; or modify the Stock Option Plan in any other way if such modification requires stockholder approval under Section 422(b) of the Code. Under the pre-revision Stock Option Plan, stockholder approval was also required if mandated under Rule 16b-3 under the Exchange Act, but this provision has been deleted to reflect changes in that Rule. Without the consent of the grantee, rights and obligations under any option granted before amendment of the Stock Option Plan will not be altered or impaired by any amendment of the Stock Option Plan.

   Restrictions on Transfer. Options granted under the Stock Option Plan are not transferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic order, and any such option is exercisable during the lifetime of the person to whom the option is granted only by such person (or if the person is disabled, by the duly-appointed guardian of that person's property).

   Adjustments. If any change is made in the stock subject to the Stock Option Plan or subject to any option granted thereunder (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Stock Option Plan and outstanding options will be appropriately adjusted in the good faith judgment of the Board of Directors or the Committee.

STOCK OPTIONS

   Option Price. The exercise price of each incentive stock option granted under the Stock Option Plan will not be less than 100%, and the exercise price of each non-qualified stock option granted under the Stock Option Plan will not be less than 85%, of the fair market value of Common Stock of the Company on the date the option is granted, unless otherwise expressly approved by the Board of Directors or the Committee. The closing price for the Company's Common Stock on the Nasdaq National Market was $7.95 per share as of December 3, 2001.

   Duration of Options. Each option granted under the Stock Option Plan will terminate on the date fixed by the Committee, which will in no event be more than ten years after the date of grant. Subject to such ten-year restriction, an option will terminate 30 days after termination of the grantee's employment or relationship as a consultant, advisor, or director with the Company and its affiliates, unless (i) such termination is due to such person's permanent and total disability, in which case the option may, but need not, provide that it may be exercised at any time within six months after such termination; or (ii) the grantee dies while in the employ of or while serving as a consultant, advisor, or director to the Company or an affiliate, or within not more than 30 days after termination of such relationship, in which case the option may, but need not, provide that it may be exercised at any time within six months following the death of the grantee by the person(s) to whom the grantee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies a different date of termination.

   Exercise. Under the amended and restated Stock Option Plan, options will generally become exercisable (or "vested") at the rate of 25% per year over a 4-year period following the grant date, but the Board of Directors or Compensation Committee may in its discretion modify this vesting schedule in particular option agreements. The pre-revision Stock Option Plan provided that no option may rest until six months after the date of grant, but this restriction has been eliminated in the amended and restated Stock Option Plan.

   Payment. Payment for Common Stock of the Company purchased upon the exercise of an option granted under the Stock Option Plan must be made either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee (A) by delivery to the Company of Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include the use of Common Stock of the Company) with the grantee or his transferee, or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as interest, under applicable provisions of the Code, of any amounts other than amounts stated to be interest under a deferred payment arrangement. Under the amended and restated Stock Option Plan, the Board of Directors or the Compensation Committee will be permitted to set limits from time to time on the use of cashless exercises as a means of payment.

FEDERAL INCOME TAX CONSEQUENCES

   Non-qualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-qualified option. However, the participant will realize ordinary income on the exercise of a non-qualified option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. Any gain or loss realized upon the subsequent disposition by the participant of the Common Stock will constitute short-term or long-term capital gain or loss, depending on the participant's holding period.

   Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of an incentive stock option or the exercise thereof by the participant. If the participant holds the shares for the greater of two years after the date the option was granted or one year after the acquisition of such shares (the required holding period), the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares are disposed of in a sale, exchange or other disqualifying disposition during the required holding period, the grantee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the aggregate option price and the Company will be entitled to a federal income tax deduction equal to such amount. Any gain or loss realized upon the subsequent disposition by the participant of the Common Stock will constitute short-term or long-term capital gain or loss, depending on the participant's holding period.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

   As of December 3, 2001, stock options granted under the Company's Stock Option Plan were outstanding and held by the persons and groups shown in the table below. The Compensation Committee has not yet made any determination as to which eligible participants will be awarded options under the Stock Option Plan in the future. Consequently, it is not presently possible to determine, with respect to the persons and groups shown in the table below, the benefits or amounts that will be received in the future by such persons or groups pursuant to the Stock Option Plan.

                                                           Stock Option Plan
                                                     ------------------------------
                                                       Total Number of     Dollar
Name and Position                                    Options Outstanding  Value(2)
-----------------                                    ------------------- ----------
Joseph D. Sansone, President and Chief Executive
  Officer...........................................       251,800       $  634,528
James M. McNeill, Chief Financial Officer, Secretary
  and Treasurer.....................................        87,500       $  407,595
Michael J. Finn, Director Nominee(1)................           -0-              -0-
Michael E. Axelrod, Director Nominee(1).............           -0-              -0-
All Executive Officers as a Group...................       339,300       $1,042,123
All Non-Executive Directors as a Group(1)...........           -0-              -0-
All Non-Executive Officer Employees as a Group......       622,707       $1,760,335

(1) No options have been granted under the Stock Option Plan to the Director Nominees and Non-Executive Directors as a Group.
(2) Such value is computed by subtracting the option exercise price for in-the-money options from the market value of the Common Stock on December 3, 2001, and multiplying that figure by the number of in-the-money options outstanding.

 THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF
                  THE AMENDED AND RESTATED STOCK OPTION PLAN.

                                  PROPOSAL 3

                   APPROVAL OF PROPOSED AMENDED AND RESTATED
                         DIRECTORS' STOCK OPTION PLAN

GENERAL

   The Board of Directors has amended and restated the Pediatric Services of America, Inc. Directors' Stock Option Plan ("Directors' Stock Option Plan"), subject to stockholder approval at the Annual Meeting. The Board of Directors has determined that amending and restating the Directors' Stock Option Plan is necessary to update and simplify the document (which has not been restated since 1994), to modify and clarify the Directors' Stock Option Plan to provide for flexibility in the determination of the compensation package for directors so that the Company will be able to attract and retain only the highest quality individuals as directors and to extend its termination date. The revised document amends and restates the Directors' Stock Option Plan as initially in effect as of June 10, 1994. The Board of Directors believes that stock ownership is an important incentive for non-employee directors. The purpose of the Directors' Stock Option Plan is to encourage ownership of the Company's Common Stock on the part of its non-employee directors and to thereby provide them with an increased incentive to oversee and manage the affairs of the Company in a way that will create value for the Company's stockholders.

   During fiscal 2001, the Compensation Committee granted non-employee directors of the Company options to purchase 40,000 shares of Common Stock. The Compensation Committee also contemplates granting options in fiscal 2002 to non-employee directors. On November 28, 2001, the Board of Directors approved the amendment and restatement of the Directors' Stock Option Plan, which incorporated a prior amendment, effective as of January 1, 1997, which (a) increased from 95,000 to 300,000 shares the number of shares of

Common Stock authorized to be issued upon the exercise of options granted under the Directors' Stock Option Plan and (b) provided to the Compensation Committee the authority and sole discretion (i) to make grants of options under the Directors' Stock Option Plan in addition to the annual grants described below, and (ii) to approve all subsequent transactions related to the grants. Other changes included in the amended and restated Directors' Stock Option Plan are specified in the plan description which follows.

   The following is a summary of certain material provisions of the amended and restated Directors' Stock Option Plan. A copy of the full text of the amended and restated Directors' Stock Option Plan will be furnished to any stockholder upon written request made to the Secretary of the Company.

   Eligible Participants. All directors of the Company who are not also serving as paid employees of the Company are eligible to participate in the Directors' Stock Option Plan. There are currently four non-employee directors of the Company.

   Administration. Under the pre-revision Directors' Stock Option Plan, the Directors' Stock Option Plan was administered by the Compensation Committee. Under the amended and restated Directors' Stock Option Plan, the Board of Directors serves as the plan administrator, but may delegate the administration of the Directors' Stock Option Plan to the Compensation Committee. The Compensation Committee will at all times be constituted to ensure that the requirements of Rule 16b-3 of the Exchange Act are satisfied. Subject to the terms of the Directors' Stock Option Plan, the Board of Directors (or the Compensation Committee) has full and final authority, in its discretion, to select the persons who are granted options under the Directors' Stock Option Plan and to determine the number of shares subject to each option, the duration of and all other terms and conditions of each option. The Board of Directors may at any time revoke its delegation of authority to the Compensation Committee or otherwise reserve for itself the administration of the Directors' Stock Option Plan.

   Number of Shares Available. The Directors' Stock Option Plan currently has 300,000 shares approved for grant. In accordance with the terms of the Plan, each of the four non-employee directors received options to purchase 10,000 shares of Common Stock during fiscal year 2001. As of September 30, 2001, options to purchase 136,000 shares of Common Stock are outstanding to the non-employee directors. In the event that any outstanding option granted under the Directors' Stock Option Plan for any reason expires or is terminated prior to exercise, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to any option granted under the Directors' Stock Option Plan.

   Duration. Under the amended and restated Directors' Stock Option Plan, the Board of Directors may suspend or terminate the Directors' Stock Option Plan at any time. Unless sooner terminated, the termination date for the amended and restated Directors' Stock Option Plan is November 27, 2010. No options may be granted under the Directors' Stock Option Plan while it is suspended or after it has terminated. There was no corresponding provision in the pre-revision Directors' Stock Option Plan.

   Amendment and Termination. Under the amended and restated Directors' Stock Option Plan, the Board of Directors may amend the Directors' Stock Option Plan at any time; provided, however, that no amendment shall, without stockholder approval, materially increase the benefits accruing to participants under the Directors' Stock Option Plan; materially increase the number of securities that may be issued under the Directors' Stock Option Plan or modify the requirements as to eligibility for participation in the Directors' Stock Option Plan.
Without the consent of the grantee, rights and obligations under any option granted before amendment of the Directors' Stock Option Plan will not be altered or impaired by any amendment of the Directors' Stock Option Plan. There was no corresponding provision in the pre-revision Directors' Stock Option Plan.

   Restrictions on Transfer. Options granted under the Directors' Stock Option Plan are not transferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic order, and any such option is exercisable during the lifetime of the person to whom the option is granted only by such person (or if the person is disabled, by the duly-appointed guardian of that person's property).

   Adjustments. Under the amended and restated Directors' Stock Option Plan, if any change is made in the stock subject to the Directors' Stock Option Plan or subject to any option granted thereunder (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Directors' Stock Option Plan and outstanding options will be appropriately adjusted in the good faith judgment of the Board of Directors or the Compensation Committee. There was no corresponding provision in the pre-revision Directors' Stock Option Plan.

STOCK OPTIONS

   Formula Grants. On the day of the closing of the Company's initial public offering of its Common Stock (June 10, 1994, the "IPO Date"), the pre-revision Directors' Stock Option Plan was established to provide that on the IPO Date and each anniversary thereof, each non-employee director of the Company who was serving in such capacity as of such dates would receive an option to purchase 3,000 shares of the Company's Common Stock. At the 1995 Annual Meeting of Stockholders, the stockholders approved an additional grant of options to purchase 3,000 shares of the Company's Common Stock under the pre-revision Directors' Stock Option Plan on July 26, 1995, and on each anniversary thereof, to each non-employee director of the Company serving in such capacity on such dates. Therefore, pursuant to the terms of the pre-revision Directors' Stock Option Plan, options to purchase 6,000 shares of Common Stock are to be granted annually to each non-employee director of the Company who is serving as such on June 10th and July 26th of that year. The pre-revision Directors' Stock Option Plan also provides that if on any grant date there are insufficient shares available to grant to each eligible director options to purchase 3,000 shares of Common Stock, the remaining shares will be prorated equally among the eligible directors. This formula benefit provision of the pre-revision Director's Stock Option Plan has been eliminated in the amended and restated Director's Stock Option Plan.

   Discretionary Grants. By amendment to the Directors' Stock Option Plan (effective January 1, 1997), the Compensation Committee was authorized to make additional grants of options to non-employee directors in its discretion and to approve all subsequent transactions related to such grants. Under the amended and restated Directors' Stock Option Plan, the Board of Directors or the Compensation Committee will have authority and sole discretion to grant additional options to non-employee directors, and this will be the sole method of granting shares under the Directors' Stock Option Plan.

   Option Price. The option price for each option granted under the Directors' Stock Option Plan is and will be the fair market value of the shares of Common Stock subject to the option on the date of grant. The closing price for the Company's Common Stock on the Nasdaq National Market was $7.95 per share as of December 3, 2001.

   Duration of Options. Each option granted under the Directors' Stock Option Plan will, to the extent not previously exercised, terminate and expire on the date ten years after the date of grant of the option, unless earlier terminated as provided in the Directors' Stock Option Plan or the option agreement.

   Exercise. Each option granted under the Directors' Stock Option Plan becomes 100% vested on the first anniversary of the date of grant, but only if the holder is then serving as a director of the Company at such vesting date. However, the Board of Directors or the Compensation Committee may specify another vesting rule in the option agreements.

FEDERAL INCOME TAX CONSEQUENCES

   Under current tax laws, there is no federal income tax effect, either to the grantee or to the Company, on the grant of an option under the Directors' Stock Option Plan. Upon exercise of an option granted under the Directors' Stock Option Plan, the grantee will recognize ordinary taxable income equal to the excess of the fair market value of the Common Stock on that date over the exercise price. The Company will be entitled to a deduction in the same amount at the same time.

BENEFITS TO NON-EMPLOYEE DIRECTORS AND OTHERS

   Only non-employee directors of the Company are entitled to participate in the Directors' Stock Option Plan (currently four persons). As of December 3, 2001, options granted under the Company's Directors' Stock Option Plan were outstanding and held by the persons and groups shown in the table below. The Committee has not yet made any determination as to which eligible participants will be awarded options under the Directors' Stock Option Plan in the future. Consequently, it is not presently possible to determine, with respect to the persons and groups shown in the table below, the benefits or amounts that will be received in the future by such persons or groups pursuant to the Directors' Stock Option Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was $7.95 per share as of December 3, 2001.


                                                     Directors' Stock Option Plan
                                                     ----------------------------
                                                       Total Number of    Dollar
Name and Position                                    Options Outstanding Value(2)
-----------------                                    ------------------- --------
Joseph D. Sansone, President and Chief Executive
  Officer(1)........................................            --             --
James M. McNeill, Chief Financial Officer, Secretary
  and Treasurer(1)..................................            --             --
Michael J. Finn, Director Nominee...................        58,000       $151,550
Michael E. Axelrod, Director Nominee................        10,000       $ 28,800
All Executive Officers as a Group(1)................            --             --
All Non-Executive Directors as a Group..............       136,000       $362,900
All Non-Executive Officer Employees as a Group(1)...            --             --

(1) The individuals and groups indicated do not participate in the Directors' Stock Option Plan.
(2) Such value is computed by subtracting the option exercise price for in-the-money options from the market value of the Common Stock on December 3, 2001, and multiplying that figure by the number of in-the-money options outstanding.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED DIRECTORS' STOCK OPTION PLAN.

                                  PROPOSAL 4

      APPROVAL OF PROPOSED AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

   The Board of Directors has adopted, subject to shareholder approval at the Annual Meeting, an amendment to the Pediatric Services of America, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan") increasing from 75,000 to 575,000 the number of shares of Common Stock eligible to be purchased through the Stock Purchase Plan and modifying the eligibility requirements for participation. The Board of Directors has determined that amending the Stock Purchase Plan is necessary to update the number of shares that may be purchased through the Stock Purchase Plan, to emphasize that shares purchased under the Stock Purchase Plan are not issued by the Company pursuant to plan requirements but rather are purchased on the open market and to revise participation eligibility standards.

   The purpose of the Stock Purchase Plan is to encourage employees of the Company and any participating affiliated companies to acquire a proprietary interest, or to increase their existing proprietary interest, in the Company. The Board of Directors believes that employee ownership of the Company's Common Stock will serve as an incentive, encouraging employees to continue employment and to perform diligently their duties as employees.

   The following is a summary of the Stock Purchase Plan. A copy of the full text of the Stock Purchase Plan and the proposed amendment will be furnished to any stockholder upon written request made to the Secretary of the Company.

GENERAL

   Administration. The Stock Purchase Plan is administered by a committee (the "Committee") consisting of at least three members of the Board of Directors.
The Board may add to, or remove members from, the Committee from time to time. The Committee has authority to interpret and administer the Stock Purchase Plan.

   Number of Shares Available. The Stock Purchase Plan is designed to give employees the opportunity to purchase Company stock on favorable terms (and thus encourage stock ownership among employees), while minimizing the possible dilutive effect of such purchases by requiring that they be made on the open market at then current market value. No shares have been reserved for issuance under the Stock Purchase Plan because all Common Stock of the Company purchased through the Stock Purchase Plan is obtained on the open market. A proposal to increase from 75,000 to 575,000 the number of shares of Common Stock that may be purchased through the Stock Purchase Plan will be submitted to the stockholders at the Annual Meeting.

   Eligible Participants. Each employee of the Company and each employee of any Board-designated parent or subsidiary corporation of the Company that has adopted the Stock Purchase Plan for the benefit of its employees (the Company and each such other corporation being referred to herein as a "Participating Company") is eligible to participate in the Stock Purchase Plan, provided such employee: (i) is regularly scheduled to work at least 20 hours each week and at least five months in the calendar year, and (ii) immediately after the grant of an option to him under the Stock Purchase Plan would own less than five percent of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. Currently all employees of the Company are eligible to participate in the Stock Purchase Plan, but the number of eligible participants for any offering term varies from period to period. The proposed amendment to the Stock Purchase Plan would add to these eligibility conditions the requirement that an employee must have accrued at least 90 days of service before being eligible to participate in the Stock Purchase Plan.

   An eligible employee may elect to become a participant in the Stock Purchase Plan by filing with the Committee an election form authorizing specified regular payroll deductions over the next succeeding Offering Period (currently, each calendar quarter). A participant's payroll deduction may be in any whole dollar amount that is not less than one percent nor greater than five percent of such participant's Base Pay (as defined in the plan; generally, regular straight-time earnings plus overtime pay and employee contributions to tax-qualified plans, but excluding incentive compensation bonuses) for the payroll period, subject to a maximum of $10,000 per calendar year. A participant may not make cash contributions or payments to the Stock Purchase Plan.

   Participant Accounts. The Committee will establish a bookkeeping account for each participant and credit such participant's payroll deductions to his account. Any funds actually held in accounts will remain part of the general assets of the Company and may be used by the Company for any corporate purpose. No interest will accrue or be paid on any payroll deductions contributed to the Stock Purchase Plan or credited to the account of any participant.

   Grant of Options. On the first day of each Offering Period ("Offering Commencement Date"), each participant who has properly filed an election form will be deemed to have been granted an option to purchase shares of Common Stock of the Company on the last business day of such Offering Period ("Offering Exercise Date") at a price determined as described below. The number of shares that a participant may purchase pursuant to such options will be determined on the Offering Exercise Date, based on the amount of contributions the participant has made during the Offering Period and the fair market value of the Common Stock on the Offering Exercise Date. As of each Offering Exercise Date, the Company will calculate the total amount of contributions made by each participant to the Stock Purchase Plan for the applicable Offering Period. The Company will then contribute 15% of the total amount of each participant's contributions to such participant's account. The participant's contribution, plus the Company's contribution to his account, will be used to purchase Common Stock of the Company at the fair market value thereof on the Offering Exercise Date (the "Option Price"). The Company's contribution effectively will provide each participant a discount on the stock price of approximately 13% of the fair market value on the Offering Exercise Date. It is intended that in no event will the effective Option Price (taking into account the Company contribution) be less than the lesser of (a) an amount equal to 85% of the fair market value of the Common Stock of the Company on the Offering Commencement Date, or (b) an amount equal to 85% of the fair market value of the Common Stock of the Company on the Option Exercise Date.

   Exercise of Options. As of each Offering Exercise Date, the Committee will purchase, for each participant having funds credited to his account, the number of whole shares of Common Stock of the Company which is determined by dividing the amount credited to the participant's account by the Option Price. No fractional shares will be issued, and any amount in a participant's account that could have represented the purchase of such fractional shares, or that exceeds the Option Price for the shares of Common Stock purchased on such Offering Exercise Date, will be carried forward in such participant's account and will be available for purchasing shares of Common Stock of the Company in the next succeeding Offering Period. The Committee will make all purchases of Common Stock of the Company on the open market. To the extent that the Committee cannot accomplish the total purchases for the Stock Purchase Plan on any Offering Exercise Date due to a lack of available shares for sale on the open market, it will have a window period of five days in which to accomplish the purchases for that Offering Period, and in such event, the Option Price will be the average purchase price of shares acquired for the Stock Purchase Plan during the five-day window period.

   No participant may use more than $10,000 of the amount credited to his account for the purchase of Common Stock of the Company during any calendar year. When this amount has been used to purchase such Common Stock, any excess (including any excess resulting from an inability to purchase a whole share) will be returned to such participant, payroll deductions for such participant will cease and such participant will be ineligible to participate in any subsequent Offering Period during that calendar year. Such participant's election automatically will become effective on the first Offering Commencement Date of the next succeeding calendar year, subject to the termination provisions herein.

   Special Limitations. No option will be granted to a participant if such option, when combined with all other options granted under all of the Code
Section 423 employee stock purchase plans of the Company, its parents and its subsidiary corporations, would permit such participant to purchase shares of Common Stock of the Company having a fair market value in excess of $25,000 per year.

   Withdrawals. By written notice to the Committee during an Offering Period, a participant may elect to cease his payroll deductions and withdraw, effective as of the last business day of such Offering Period, the total amount credited to his account. Such amount will be paid to the participant, without interest, as promptly as practicable. A participant who elects to withdraw the total amount credited to his account may not participate again until the beginning of the second Offering Period thereafter.

   Adjustments. In the event of a subdivision or consolidation of outstanding shares of Common Stock of the Company, or in the event of certain other corporate transactions, the number of shares that may be purchased under outstanding options may, in the sole discretion of the Committee, be equitably adjusted. If any adjustment would create a fractional share or a right to acquire a fractional share, such fractional share will be disregarded. All adjustments to the shares will be made in such a manner as to comply with the requirements of Code Section 424 and to preserve the option's status under Code Section 423. Upon the dissolution or liquidation of the Company or a consolidation in which the Company is not the surviving corporation, each outstanding option will terminate and each participant will receive in cash the amount then credited to his account under the Stock Purchase Plan.

   Delivery of Common Stock; Shareholder Rights. As soon as practicable after the end of each Offering Period, the Company will issue to each participant the shares of Common Stock of the Company, if any, purchased for such participant. Upon issuance of such shares, the participant will have all of the rights and privileges of a shareholder of the Company with respect to such shares. Common Stock of the Company issued to a participant will be registered in the name of the participant. The Committee will maintain a record-keeping account for each participant to specify the number of shares of Company Common Stock purchased for such participant, as well as the cash that has been contributed by the participant but which has not yet been used to purchase stock. The participant will have all rights of ownership to his account.

   Restrictions on Transfer. Options under the Stock Purchase Plan are not transferable by a participant other than by will or the laws of descent and distribution and are exercisable during his lifetime only by him.

   Termination of Employment or Death of a Participant. In the event of the termination of employment of a participant (other than by reason of death) during an Offering Period, any option granted to him under the Stock Purchase Plan will terminate immediately and the amount credited to his account for such Offering Period will be refunded to him in cash. In the event of the death of a participant during an Offering Period, any option granted to him under the Stock Purchase Plan will terminate immediately and the amount credited to his account for such Offering Period will be refunded in cash to his named beneficiary. In the absence of a valid beneficiary designation, the participant's estate will be his beneficiary for purposes of the Stock Purchase Plan.

   Amendment and Termination. The Board may amend the Stock Purchase Plan in any respect, provided that any such amendment (i) increasing the number of shares of Common Stock of the Company authorized for purchase through the Stock Purchase Plan, (ii) changing the designated class of eligible participants, or
(iii) materially increasing the benefits accruing to participants under the Stock Purchase Plan must, within 12 months of the adoption of such amendment by Board, be approved by the stockholders. The Stock Purchase Plan may be terminated by the Board as of the end of any Offering Period with respect to future Offering Periods.

FEDERAL INCOME TAX CONSEQUENCES

   A general summary of the federal income tax consequences regarding the Stock Purchase Plan is stated below.

   The Stock Purchase Plan is intended to qualify for the favorable federal income tax consequences of Code Section 423. Neither the grant nor the exercise of options granted under the Stock Purchase Plan will have a tax impact on the participant or the Company. A participant receives a tax basis ("Basis") in the purchased stock equal to his own contributions. The participant's Basis is not increased by the amount of the Company's 15% contribution. If a participant disposes of the stock acquired upon the exercise of his options after at least two years from the date of grant and one year from the date of exercise, then the participant will recognize as ordinary income the amount by which the lesser of (i) the fair market value of the stock at the time of disposition, or
(ii) the fair market value of the stock at the date of grant (i.e., at the Offering Commencement Date) exceeds the participant's Basis in such stock. Any gain or loss will be treated as a capital gain or loss. If a participant holds stock at the time of his death, the holding period requirements are automatically deemed to have been satisfied and ordinary income must be realized by the participant in the amount by which the lesser of (i) the fair market value of the stock at the time of death, or (ii) the fair market value of the stock at the date of grant (i.e., the Offering Commencement Date) exceeds the participant's Basis in such stock. The Company will not be allowed a deduction if the holding period requirements are satisfied.

   If a participant disposes of stock before the expiration of two years from the date of grant and one year from the date of exercise, then the participant must recognize as ordinary income the excess of the fair market value of the stock on the date of exercise of the option over the participant's Basis in such stock. Any additional gain or loss will be treated as capital gain or loss, as the case may be. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

   At the time the option is exercised, in whole or in part, or at the time some or all of the Company Common Stock issued under the Stock Purchase Plan is disposed of, the participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of such Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Company Common Stock by the participant.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

   Directors who are not employees are not entitled to participate in the Stock Purchase Plan. The Company's executive officers, while entitled to participate, currently do not participate in the Stock Purchase Plan. It is not presently possible to determine, with respect to (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, or
(iii) all employees, including all current officers who are not executive officers, as a group, either the benefits or amounts that will be received by such persons or groups pursuant to the Stock Purchase Plan. With respect to all Offering Periods ending during fiscal year 2001, the Company made contributions to the Stock Purchase Plan in the amount of $25,000. This is the actual amount of compensation paid by the Company to the participants in connection with the Stock Purchase Plan since all other funds used to purchase Company Common Stock through the Stock Purchase Plan are derived from payroll deductions and the shares are purchased on the open market with the balance in the participant's account.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO
                       THE EMPLOYEE STOCK PURCHASE PLAN.

                                  PROPOSAL 5

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors of the Company has appointed the firm of Ernst & Young LLP to serve as independent auditors of the Company for fiscal 2002 and has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. Ernst & Young LLP has served as independent auditors of the Company since 1989 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will reconsider the appointment.

AUDIT FEES

   The aggregate fees billed by the Company's independent auditors for professional services rendered in connection with the audit of the Company's financial statements included in the Company's Annual Report on Form 10-K for fiscal year 2001, as well as for the review of the Company's financial statements included in the Company's Quarterly Reports on Form 10-Q during fiscal year 2001, totaled approximately $216,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

   No fees other than those described above under the caption "Audit Fees" and those described below under the caption "All Other Fees" were billed to the Company by the Company's independent auditors for professional services in fiscal year 2001.

ALL OTHER FEES

   The aggregate fees billed by Ernst & Young LLP for professional services rendered other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees above were approximately $174,000. The Audit Committee of the Board of Directors considers the provision of these services to be compatible with maintaining the independence of Ernst & Young LLP.

   Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire. They will also be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                 SECTION 16(a) OF THE SECURITIES EXCHANGE ACT
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder require the Company's directors and executive officers and persons who own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of the Company's Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, executive officers and persons owning more than 10% of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations from the reporting persons that no other reports were required of those persons, to the Company's knowledge during and with respect to fiscal 2001, all filing requirements applicable to its directors, executive officers and beneficial owners of more than 10% of its Common Stock were complied with in a timely manner.

                STOCKHOLDERS' PROPOSALS FOR 2003 ANNUAL MEETING

   Proposals of stockholders, including nominations for the Board of Directors, intended to be presented at the 2003 Annual Meeting of Stockholders must be submitted to the Company in accordance with the procedures set forth in Article II, Sections 5 and 6, respectively, of the Bylaws of the Company. Accordingly, stockholders must submit such proposals and nominations in writing to the Company no earlier than June 10, 2002 and no later than August 9, 2002, in order for such matters to be included in the Company's proxy materials for, and voted upon at, the 2003 Annual Meeting. All such proposals and nominations should be submitted on or before such date by certified mail, return receipt requested, and must be received by the Secretary at the Company's corporate offices at 310 Technology Parkway, Norcross, Georgia 30092-2929.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

   The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the accompanying form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                                          By Order of the Board of Directors

                                          /s/ JOSEPH D. SANSONE

                                          Joseph D. Sansone
                                          Chairman of the Board, Chief Executive
                                          Officer and President

Norcross, Georgia
December 7, 2001

   The Company's 2001 Annual Report on Form 10-K, which includes audited financial statements, has been mailed to stockholders of the Company along with these proxy materials. Portions of this Proxy Statement for the Annual Meeting of Stockholders to be held on January 29, 2002 is incorporated by reference in
Part III of the Annual Report on Form 10-K.

                                                                    APPENDIX A


                       PEDIATRIC SERVICES OF AMERICA, INC.

                                STOCK OPTION PLAN

              (As Amended and Restated Effective __________, 2001)

                       PEDIATRIC SERVICES OF AMERICA, INC.

                                STOCK OPTION PLAN

             (As Amended and Restated Effective ____________, 2001)

                                    ARTICLE 1
                             Background and Purpose

         1.1 Background. On July 16, 1990, the Company adopted the Home Health Acquisition Corp. 1990 Stock Option Plan, which was subsequently amended on April 18, 1991. As of March 20, 1992, the Company amended and restated the originally adopted plan to reflect changes in the requirements of Rule 16b-3 under the 1934 Act and to consolidate the existing plan and all previous amendments into a single document. On May 27, 1994, the Company again amended and restated the plan and consolidated all previous amendments into a single document. This document further amends and restates the plan as specified below.

         1.2 General Purpose. The purpose of this Plan is to further the growth and development of the Company by encouraging key employees, directors, consultants and advisors to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue in the service of the Company and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting to its service persons of outstanding quality.

         1.3 Intended Tax Effects of Options. It is intended that part of the Plan qualify as an ISO (as hereinafter defined) plan and that any option granted in accordance with such portion of the Plan qualify as an ISO (as hereinafter defined), all within the meaning of Code (s)(s)422. The tax effects of any NQSO granted hereunder should be determined under Code (s)(s)83.

                                    ARTICLE 2
                                   Definitions

         The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

         2.1 1933 Act shall mean the Securities Act of 1933, as amended.

         2.2 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         2.3 Affiliate shall mean any parent corporation or subsidiary corporation, as those terms are defined in Code Sections 424(e) and (f), respectively.

         2.4 Beneficiary shall mean, with respect to an Optionee, the Person or Persons who acquire the Options of such Optionee by bequest or inheritance. To the extent that an Option has not yet been distributed to such Person or Persons from a deceased Optionee's estate, an Option may be exercised by the executor or administrator (as applicable) of the deceased Optionee's estate.

         2.5 Board shall mean the Board of Directors of the Company.

         2.6 Cause shall mean an act or acts by an individual involving personal dishonesty, incompetence, willful misconduct, moral turpitude, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, the breach of any contract with the Company, the unlawful trading in the securities of the Company or of another corporation based on information gained as a result of the performance of services for the Company, a felony conviction or the failure to contest prosecution for a felony, embezzlement, fraud, deceit or civil rights violations, any of which acts causing the Company or any subsidiary liability or loss, as determined by the Committee in its sole discretion.

         2.7 Change of Control shall mean the occurrence of any one of the following events:

                  (a) Dissolution of the Company. The dissolution of the Company or the Company's Subsidiary;

                  (b) Liquidation. The liquidation of more than fifty percent in value of the Company or the Subsidiary:

                  (c) Sale of Assets. A sale of assets involving fifty percent or more in value of the assets of the Company or of the Subsidiary;

                  (d) Merger of Company. Any merger or reorganization or consolidation of the Company in which the Company is not the surviving entity;

                  (e) Merger of Subsidiary. Any merger or reorganization or consolidation of the Subsidiary in which the Subsidiary is not the surviving entity (other than a merger or reorganization or consolidation with the Company or any entity controlled by the Company);

                   (f) Subsidiary Stock Sale. Any sale or other disposition of more than fifty percent of the combined voting securities of the Subsidiary; or

                   (g) Transfer of Company Interest. Any transaction pursuant to which the holders, as a group, of all of the securities of the Company outstanding prior to the transaction hold, as a group, less than fifty percent of the combined voting power of the Company or any successor company outstanding after the transaction.

         2.8 Code shall mean the Internal Revenue Code of 1986, as amended.

         2.9 Committee shall mean the Compensation Committee of the Board of Directors, or such other committee appointed by the Board to administer and interpret the Plan in accordance with Article 3 below.

         2.10 Common Stock shall mean the common stock of the Company.

         2.11 Company shall mean Pediatric Services of America, Inc., a Delaware corporation.

         2.12 Director shall mean an individual who is serving as a member of the Board (i.e., a director of the Company) or who are serving as a member of the board of directors of a parent or subsidiary corporation of the Company.

         2.13 Disability shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Committee in its sole discretion.

         2.14 Effective Date shall mean the date on which the amended and restated Plan evidenced by this plan document was adopted by the Board, subject to shareholder approval. See Article 9 herein.

         2.15 Fair Market Value of the Common Stock as of a date of determination shall mean the following:

                  (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act), on the Nasdaq National Market or other quotation service on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange, the Nasdaq National Market or other quotation service on the date of determination. Notwithstanding the foregoing, if the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

                  (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on The Nasdaq National Market but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

                  (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on The Nasdaq National Market and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

         The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

         2.16 ISO shall mean an incentive stock option within the meaning of Code (s)(s)422(b).

         2.17 NQSO shall mean an option to which Code (s)(s)421 (relating generally to certain ISO and other options) does not apply.

         2.18 Option shall mean ISO's or NQSO's, as applicable, granted to individuals pursuant to the terms and provisions of this Plan.

         2.19 Option Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

         2.20 Option Price shall mean the purchase price of the shares of Common Stock underlying an Option.

         2.21 Optionee shall mean an individual who is granted an Option pursuant to the terms and provisions of this Plan.

         2.22 Person shall mean any individual, organization, corporation, partnership or other entity.

         2.23 Plan shall mean this Pediatric Services of America, Inc. Employee Stock Option Plan, as amended and restated as of the Effective Date.

         2.24 Subsidiary shall mean Pediatric Services of America, Inc., a Georgia corporation.

                                    ARTICLE 3
                                 Administration

         3.1 General Administration. The Plan shall be administered and interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

         3.2 Appointment. The Board shall appoint the Committee from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more directors. No director serving on the Committee may be a current employee of the Company or a former employee of the Company (or any corporation affiliated with the Company under Code (s)(s)1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during each taxable year during which the director serves on the Committee. Furthermore, no director serving on the Committee shall be or have ever been an officer of the Company (or any Code (s)(s)1504 affiliated corporation), or shall be receiving remuneration (directly or indirectly) from such a corporation in any capacity other than as a director. The requirements of this section are intended to comply with the "outside director" requirements of Treas. Reg. (s)(s)1.162-27(e)(3) or any successor regulation, and shall be interpreted and construed in a manner which assures compliance with the "outside" director requirement of Code
(s)(s)162(m)(4)(C)(i).

         3.3 Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times, in such manner, and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

         3.4 Indemnification. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles or certificate of incorporation or the bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

                                    ARTICLE 4
                                      Stock

         The stock subject to the Options and other provisions of the Plan shall be shares of Common Stock, authorized but unissued or reacquired, whether on the market or otherwise. Subject to readjustment in accordance with the provisions of Article 7, the total number of shares of Common Stock for which Options may be granted to persons participating in the Plan shall not exceed in the aggregate 1,750,000 shares of Common Stock, any of which may be granted in the form of ISOs. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option returned to the Company by forfeiture again may become subject to Options under the Plan.

                                    ARTICLE 5
                   Eligibility to Receive and Grant of Options

         5.1 Individuals Eligible for Grants of Options. The individuals eligible to receive Options hereunder shall be key employees, consultants and advisors of the Company or its Affiliates, including such employees who are also members of the Board or of the board of directors of any parent or subsidiary corporation of the Company; provided, no non-employee director shall be eligible to receive any Options pursuant to this Plan, and provided further, that only employees of the

Company and its "parent" or "subsidiary" corporations within the meaning of subsections (e) and (f) of Code(s)(s)424 shall be eligible to receive ISO's.

         5.2 Grants of Options. Subject to the provisions of the Plan, the Committee shall have the authority and sole discretion to determine and designate, from time to time, those individuals (from among the individuals eligible for a grant of Options under the Plan pursuant to Section 5.1 above) to whom Options will actually be granted, the Option Price of the shares covered by any Options granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon) and the time or times at which Options shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants or advisors to whom Options may be granted, their present and potential contributions to the Company's success and such other factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee, the number of shares of stock subject to such Option and whether such Option is an ISO or a NQSO. The Committee may grant, at any time, new Options to an Optionee who previously has received Options, whether such Options include prior Options that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Options. No individual shall have any claim or right to be granted Options under the Plan.

         5.3 Limitation on Exercisability of ISO's. Notwithstanding anything herein to the contrary, the aggregate Fair Market Value of ISO's which are granted to any employee under the Plan or any other stock option plan adopted by the Company that are first exercisable in any one calendar year shall not exceed $100,000. The Committee shall interpret and administer the limitations set forth in this Section in accordance with Code(s)(s)422(d).

         5.4 Restriction on Grant of Stock Options. No more than 1,000,000 shares of Common Stock may be made subject to Options granted during a calendar year to any one individual.

                                    ARTICLE 6
                         Terms and Conditions of Options

         Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

         6.1 Requirement of Option Agreement. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 90 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

         6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, and the date as of which the Option was granted under this Plan.

         6.3 Vesting. Unless otherwise specified by the Committee in an Optionee's Option Agreement, each Option shall first become exercisable (i.e., vested) with respect to such portions of the shares subject to such Option as are specified in the schedule set forth hereinbelow:

                  (a) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 25% of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

                  (b) Commencing as of each subsequent anniversary of the date the Option is granted thereafter, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 25% of the shares subject to the Option, until such time as 100% of the shares subject to the Option are exercisable.

                  (c) Notwithstanding subsections (a) and (b) above, any Options previously granted to an Optionee shall become immediately vested and exercisable for 100% of the number of shares subject to the Options upon the Optionee's becoming Disabled or upon his death or upon a Change in Control.

         Other than as provided above, if an Optionee ceases to be an employee, consultant or advisor of the Company, his rights with regard to all non-vested Options shall cease immediately.

         6.4 Option Price. The Option Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted, unless otherwise determined by the Committee; provided, in no event shall the Option Price of any ISO be less than 100% (110% in the case of ISO's of Optionees who own more than ten percent of the voting power of all classes of stock of either the Company or any "parent" or "subsidiary" corporation of the Company (within the meaning of subsections (e) and (f) of Code (s)(s)424)) of the Fair Market Value of the Common Stock on the date the Option is granted; and provided, further, in no event shall the Option Price of any NQSO be less than 85% of the Fair Market Value of the Common Stock on the date the Option is granted, unless otherwise expressly approved by the Board or the Committee. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Committee granted the Option as specified in the Option Agreement shall be considered the date on which such Option is granted.

         6.5 Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided, in no event shall any Option be exercisable after ten years (five years in the case of ISO's granted to Optionees who own more than ten percent of the voting power of all classes of stock of either the Company or any parent or subsidiary) from the date the Option is granted. No Option shall be granted hereunder after ten years from the earlier of (a) the date this Plan is approved by the shareholders, or (b) the date the Plan is adopted by the Board.

         6.6 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

         6.7 Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 9.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. For Options which are ISO's, written statements on Form 3921 shall be furnished to the Optionee in accordance with Code ss.6039 on or before January 31 of the year following the year in which the Option was exercised. See Treas. Reg. ss.ss.1.6039-1 and -2, and 301.6039-1.

         6.8 Medium and Time of Payment.

                  (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. To the extent permitted by applicable statutes and regulations, payment shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require) or by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the exercise price as payment; (C) by delivery to the Company of such other property or by the performance for the Company of such services as may be acceptable to the Committee and allowed under applicable law; (D) in any other form of legal consideration (which may include a deferred payment arrangement); or (E) by a combination of (A), (B), (C) and (D), provided however that the Committee, in its sole discretion, may from time to time place limits on the availability of (or deny approval to) any proposed method of payment described in (B) through (E). In the case of a deferred payment arrangement, interest shall be payable at least annually and shall be charged the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

                  (b) If all or part of the Option Price is paid by delivery of shares of the Common Stock, on the date of such payment, the Optionee must have held such shares for at least six months from (i) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan, or (ii) the date of grant or award in the case of shares acquired through such a plan; and the value of such Common Stock (which shall be the Fair Market Value of such Common Stock on the date of exercise) shall be less than or equal to the total Option Price payment. If the Optionee delivers

         Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash, other property or services, as provided in subsection (a) above.

                  (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to, or by instructing the Company to retain Common Stock upon the exercise of the Option with a Fair Market Value equal to, the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contribution Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law. The Optionee may also satisfy his withholding tax obligation by delivering to the Company owned and unencumbered shares of the Common Stock having a Fair Market Value less than or equal to the amount of the withholding tax obligation, provided however that such shares meet the holding requirements of subsection (b) of this Section 6.8.

         6.9 Effect of Termination of Employment, Disability or Death. Except as provided in subsections (a), (b) and (c) below, no Option shall be exercisable unless the Optionee thereof shall have been an employee of the Company or an Affiliate from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section with respect to any Options granted hereunder and, instead, may provide a different expiration date or dates in an Option Agreement.

                  (a) Termination of Employment. In the event an Optionee ceases to be an employee, consultant, advisor or director of the Company or an Affiliate for any reason other than death or Disability, any Option granted to him shall terminate on and shall not be exercisable after the earliest to occur of (i) the expiration date of the Option or (ii) 30 days after termination of the Optionee's employment or relationship as a consultant, advisor or director. Without limitation, an Option Agreement may also provide, in the discretion of the Committee, that
         (i) an Option will terminate on and shall not be exercisable after the date on which the Company or an Affiliate gives notice to such Optionee of termination of employment if employment is terminated by the Company or an Affiliate or Cause (an Optionee's resignation in anticipation of termination of employment by the Company or an Affiliate for Cause shall constitute a notice of termination by the Company or an Affiliate) and/or (ii) in the event that an Optionee's employment terminates for a reason other than death or Disability at any time after a Change of Control, the term of all Options of that Optionee shall be extended through the end of the three-month period immediately following the date of such termination. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of employment. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

                  (b) Disability. Upon the termination of an Optionee's employment or other relationship with the Company or its Affiliates due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) 6 months after the date on which such Optionee ceases to be an employee, consultant, advisor or director of the Company or its Affiliates due to Disability; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's employment ceases due to Disability.

                  (c) Death. In the event of the death of the Optionee (i) while he is an employee, consultant, advisor or director of the Company or an Affiliate or (ii) within 30 days after the date on which such Optionee's employment (or other relationship with the Company or its Affiliate, as the case may be) terminated (for a reason other than Cause), any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his Beneficiary at any time prior to the expiration of 6 months from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

         6.10 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution, and any purported transfer shall be null and void. During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

         6.11 Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

         6.12 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         6.13 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.

         6.14 Holding Period. Shares underlying any Option granted hereunder to an Optionee who is an "affiliate" of the Company subject to the "short-swing profit provisions" of Section 16(b) of the 1934 Act are subject to a six-month holding period. Such holding period will be satisfied if, with respect to any vested (i.e., exercisable) Option that is exercised within six months of the date of grant, the shares acquired upon exercise are not disposed of until a minimum of six months have elapsed from the date of grant of the Option. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive the preceding required holding period with respect to any Optionee.

         6.15 Designation of Option as ISO or NQSO. Subject to the provisions of this Article, each Option granted under the Plan shall be designated either as an ISO or a NQSO. An Option Agreement evidencing both an ISO and a NQSO shall identify clearly the status and terms of each Option.

         6.16 ISO's Converted to NQSO's. In the event any part or all of an Option granted under the Plan which is intended to be an ISO at any time fails to satisfy all of the requirements of an ISO, then such ISO shall be split into an ISO and NQSO so that the portion of the Option, if any, that still qualifies as an ISO shall remain an ISO and the portion that does not qualify as an ISO shall become a NQSO. Such split of an Option into an ISO portion and a NQSO portion shall be evidenced by one or more Option Agreements, as long as each Option is identified clearly as to its status as an ISO or NQSO.

                                    ARTICLE 7
                   Adjustments Upon Changes in Capitalization

         7.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

                  (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

                  (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

                  (c) Any adjustment to or assumption of ISO's under this Section shall be made in accordance with Code ss.424(a) and the regulations promulgated thereunder so as to preserve the status of such Options as ISO's under Code ss.422.

                  (d) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

         7.2 Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change of Control, the Committee, in its discretion, may declare that:

                  (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

                  (b) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

                  (c) any or all Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

         7.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

         7.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.

                                    ARTICLE 8
                Agreement by Optionee and Securities Registration

         8.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, and no Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan may be marked with a restrictive legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable.

         8.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on The Nasdaq National Market at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or The Nasdaq National Market of the shares of Common Stock to be issued.

                                    ARTICLE 9
                                 Effective Date

         The Plan shall be effective as of the Effective Date, and no Options shall be granted hereunder prior to said date. Adoption of the Plan shall be approved by the shareholders of the Company at the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant or award of Options hereunder, or (ii) 12 months after the adoption of the Plan by the Board, but in no event earlier than 12 months prior to the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law; provided, however, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act. Failure to obtain such approval shall render the Plan and any Options granted hereunder null and void ab initio.

                                   ARTICLE 10
                            Amendment and Termination

         10.1 Amendment and Termination By the Board. Subject to Section 10.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

         10.2 Restrictions on Amendment and Termination. Notwithstanding the provisions of Section 10.1 above, the following restrictions shall apply to the Board's authority under Section 10.1 above:

                  (a) Prohibition Against Adverse Affects on Outstanding Options. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees; and

                  (b) Shareholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the shareholders of the Company if (i) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code ss.422, (ii) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (iii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, (iv) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan or (v) such modification or amendment would modify the material terms of the Plan within the meaning of Prop. Treas. Reg. ss.1.162-27(e)(4). Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law; provided, however, that for modifications described in clauses (ii),
         (iii) and (iv) above, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act.

                                   ARTICLE 11
                            Miscellaneous Provisions

         11.1 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

         11.2 Notices. All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

         11.3 Term of Plan. Subject to the terms of Article 10, the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder under Section 6.5.

         11.4 Compliance with Rule 16b-3. This Plan is intended to be in compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act.

         11.5 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

         11.6 Additional Provisions By Committee. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

         11.7 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreement and the Plan, or between a Restriction Agreement and the Plan, the Plan shall control.

         11.8 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

         11.9 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

         11.10 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

         11.11 No Rights to Employment. Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to employment with the Company or any Affiliate.

         11.12 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

                                    * * * * *



               ADOPTED BY BOARD OF DIRECTORS ON NOVEMBER 28, 2001

           APPROVED BY SHAREHOLDERS AS OF ____________ ___, _________

                                                                      APPENDIX B




                       PEDIATRIC SERVICES OF AMERICA, INC.

                           DIRECTORS STOCK OPTION PLAN

             (As Amended and Restated Effective _____________, 2001)

                       PEDIATRIC SERVICES OF AMERICA, INC.

                           DIRECTORS STOCK OPTION PLAN

             (As Amended and Restated Effective ______________, 2001)


                                    ARTICLE 1
                                     Purpose

     1.1 General Purpose. Pediatric Services of America, Inc. hereby amends and restates the Pediatric Services of America, Inc. Directors Stock Option Plan originally established effective June 10, 1994. This Plan permits the grant of nonqualified stock options for the purpose of promoting the long-term growth and profitability of the Company by providing Directors with incentives to improve stockholder value and to contribute to the success of the Company through ownership of the Company's stock. The Company also intends that the Plan will enable the Company to attract and retain persons of outstanding quality.

     1.2 Intended Tax Effects of Options. Any NQSO granted hereunder should be taxed in accordance with Code (s)83.

                                    ARTICLE 2
                                   Definitions

     The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

     2.1 1933 Act shall mean the Securities Act of 1933, as amended.

     2.2 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     2.3 Beneficiary shall mean, with respect to an Optionee, the Person or Persons who acquire the Options of such Optionee by bequest or inheritance. To the extent that an Option has not yet been distributed to such Person or Persons from a deceased Optionee's estate, an Option may be exercised by the executor or administrator (as applicable) of the deceased Optionee's estate.

     2.4 Board shall mean the Board of Directors of the Company.

     2.5 Code shall mean the Internal Revenue Code of 1986, as amended.

     2.6 Committee shall mean the Compensation Committee of the Board of Directors, or such other committee appointed by the Board to administer and interpret the Plan in accordance with Article 3 below. If the Board does not designate the Compensation Committee or another committee to administer and interpret the Plan, the Board shall act as the Committee.

     2.7 Common Stock shall mean the common stock of the Company.

     2.8 Company shall mean Pediatric Services of America, Inc., a Delaware corporation.

     2.9 Director shall mean individuals who are serving as a member of the Board (i.e., a director of the Company) or who are serving as a member of the board of directors of a parent or subsidiary corporation of the Company.

     2.10 Disability shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Committee in its sole discretion.

     2.11 Eligible Director shall mean a Director who is not an employee of the Company.

     2.12 Effective Date shall mean the date on which the amended and restated Plan evidenced by this document was adopted by the Board, subject to shareholder approval. See Article 9 herein.

     2.13 Fair Market Value of the Common Stock as of a date of determination shall mean the following:

          (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act), the Nasdaq National Market or other quotation service on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange, the Nasdaq National Market or other quotation service on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

          (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on The Nasdaq National Market but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

          (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on The Nasdaq National Market and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

     The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

     2.14 NQSO shall mean an option to which Code (s)421 does not apply.

     2.15 Option shall mean NQSOs, as applicable, granted to individuals pursuant to the terms and provisions of this Plan.

     2.16 Option Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

     2.17 Option Price shall mean the purchase price of the shares of Common Stock underlying an Option.

     2.18 Optionee shall mean an individual who is granted an Option pursuant to the terms and provisions of this Plan.

     2.19 Person shall mean any individual, organization, corporation, partnership or other entity.

     2.20 Plan shall mean this Pediatric Services Of America, Inc. Directors Stock Option Plan, as amended and restated as of the Effective Date.

                                    ARTICLE 3
                                 Administration

     3.1 General Administration. The Plan shall be administered and interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

     3.2 Appointment. The Board may appoint a committee from among its members (which may be the Compensation Committee or some other committee of Board members) to serve at the pleasure of the Board as the Committee under this Plan in lieu of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more Directors. No Director serving on the Committee may be a current employee of the Company or a former employee of the Company (or any corporation affiliated with the Company under Code (s)1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during each taxable year during which the Director serves on the Committee. Furthermore, no Director serving on the Committee shall be or have ever been an officer of the Company (or any Code
(s)1504 affiliated corporation), or shall be receiving remuneration (directly or indirectly) from such a corporation in any capacity other than as a Director.

     3.3 Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times, in such manner, and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

     3.4 Indemnification. In addition to such other rights of indemnification as they have as Directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles or certificate of incorporation or the bylaws of the Company relating to indemnification of Directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

                                    ARTICLE 4
                                      Stock

     The stock subject to the Options and other provisions of the Plan may be authorized but unissued or reacquired, whether on the market or otherwise, shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 7, the total number of shares of Common Stock for which Options may be granted to persons participating in the Plan shall not exceed in the aggregate 300,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option returned to the Company by forfeiture again may become subject to Options under the Plan.

                                    ARTICLE 5
                   Eligibility to Receive and Grant of Options

     5.1 Individuals Eligible for Grants of Options. The individuals eligible to receive Options hereunder shall be the Eligible Directors of the Company.

     5.2 Grants of Options. Subject to the provisions of the Plan, the Committee shall have the authority and sole discretion to determine and designate, from time to time, those individuals (from among the individuals eligible for a grant of Options under the Plan pursuant to Section 5.1 above) to whom Options will actually be granted, the Option Price of the shares covered by any Options granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon) and the time or times at which Options shall be granted. In making such determinations, the Committee may take into account such factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee, the number of shares of stock subject to such Option and the Option Price. The Committee may grant, at any time, new Options to an Optionee who previously has received Options, whether such Options include prior Options that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Options. No individual shall have any claim or right to be granted Options under the Plan.

                                    ARTICLE 6
                         Terms and Conditions of Options

     Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

     6.1 Requirement of Option Agreement. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 90 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

     6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, and the date as of which the Option was granted under this Plan.

     6.3 Vesting. Unless otherwise specified by the Committee in an Optionee's Option Agreement, each Option granted under this Plan shall become 100% exercisable (i.e., vested) on the first anniversary of the grant date. If an Optionee ceases to be a Director of the Company, his rights with regard to all non-vested Options shall cease immediately.

     6.4 Option Price. The Option Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Committee granted the Option as specified in the Option Agreement shall be considered the date on which such Option is granted.

     6.5 Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option, provided however that in no event shall any Option be exercisable after ten years from the date the Option is granted. No Option shall be granted hereunder after ten years from the earlier of (a) the date this Plan is approved by the shareholders, or (b) the date the Plan is adopted by the Board.

     6.6 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

     6.7 Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 8.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

     6.8 Medium and Time of Payment.

          (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. To the extent permitted by applicable statutes and regulations, payment shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require) or by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the exercise price as payment; (C) by delivery to the Company of such other property or by the performance for the Company of such services as may be acceptable to the Committee and allowed under applicable law; (D) in any other form of legal consideration (which may include a deferred payment arrangement); or (E) by a combination of (A),
     (B), (C) and (D), provided however that the Committee, in its sole discretion, may from time to time place limits on the availability of (or deny approval to) any proposed method of payment described in (B) through
     (E).

          (b) If all or part of the Option Price is paid by delivery of shares of the Common Stock, on the date of such payment, the Optionee must have held such shares for at least six months from (i) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan, or (ii) the date of grant or award in the case of shares acquired through such a plan; and the value of such Common Stock (which shall be the Fair Market Value of such Common Stock on the date of exercise) shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash, other property or services, as provided in subsection (a) above.

          (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to, or by instructing the Company to retain Common Stock upon the exercise of the Option with a Fair Market Value equal to, the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal

     Insurance Contribution Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law. The Optionee may also satisfy all or a part of his withholding tax obligation by delivering to the Company owned and unencumbered shares of the Common Stock having a Fair Market Value less than or equal to the amount of the withholding tax obligation, provided however that such shares meet the holding requirements of subsection (b) of this Section 6.8.

     6.9 Effect of Termination of Service, Disability or Death. Unless otherwise specified by the Committee in the applicable Option Agreement, in the event an Optionee ceases to be a Director of the Company for any reason, including death or Disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the expiration date of the Option. Prior to the termination date specified in the preceding sentence of this section, the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of service. The question of whether a termination of service has occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. In the event the termination of service is a result of the Optionee's death, any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his Beneficiary as if such Beneficiary is the named Optionee.

     6.10 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution, and any purported transfer shall be null and void. During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

     6.11 Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

     6.12 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

     6.13 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.

     6.14 Holding Period. Shares underlying any Option granted hereunder to an Optionee who is an "affiliate" of the Company subject to the "short-swing profit provisions" of Section 16(b) of the 1934 Act are subject to a six-month holding period. Such holding period will be satisfied if, with respect to any vested (i.e., exercisable) Option that is exercised within six months of the date of grant, the shares acquired upon exercise are not disposed of until a minimum of six months have elapsed from the date of grant of the Option. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive the preceding required holding period with respect to any Optionee.

                                    ARTICLE 7
                   Adjustments Upon Changes in Capitalization

     7.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

          (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

          (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

          (c) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

     7.2 Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Committee, in its discretion, may declare that:

          (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

          (b) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

          (c) any or all Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

     7.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee written notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

     7.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.

                                    ARTICLE 8
                Agreement by Optionee and Securities Registration

     8.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, and no Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan may be marked with a restrictive legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable.

     8.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on The Nasdaq National Market at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or The Nasdaq National Market of the shares of Common Stock to be issued.

                                    ARTICLE 9
                                 Effective Date

     The Plan is effective as of the Effective Date, and no Options shall be granted hereunder prior to said date. Adoption of the Plan shall be approved by the shareholders of the Company at the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant or award of Options hereunder, or (ii) 12 months after the adoption of the Plan by the Board, but in no event earlier than 12 months prior to the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law; provided, however, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act. Failure to obtain such approval shall render the Plan and any Options granted hereunder null and void ab initio.

                                   ARTICLE 10
                            Amendment and Termination

     10.1 Amendment and Termination By the Board. Subject to Section 10.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

     10.2 Restrictions on Amendment and Termination. Notwithstanding the provisions of Section 10.1 above, the following restrictions shall apply to the Board's authority under Section 10.1 above:

          (a) Prohibition Against Adverse Affects on Outstanding Options. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees; and

          (b) Shareholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the shareholders of the Company if (i) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (ii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or
     (iii) such modification or amendment would modify the material terms of the Plan. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law.

                                   ARTICLE 11
                            Miscellaneous Provisions

     11.1 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

     11.2 Notices. All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

     11.3 Term of Plan. Subject to the terms of Article 10, the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder under Section 6.5.

     11.4 Compliance with Rule 16b-3. This Plan is intended to be in compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act.

     11.5 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

     11.6 Additional Provisions By Committee. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

     11.7 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreement and the Plan, or between a Restriction Agreement and the Plan, the Plan shall control.

     11.8 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

     11.9 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

     11.10 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

     11.11 No Rights to Employment. Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to continue as a Director of the Company.

     11.12 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

                                    * * * * *



               ADOPTED BY BOARD OF DIRECTORS ON NOVEMBER 28, 2001

           APPROVED BY SHAREHOLDERS AS OF ____________ ___, _________

                                                                      APPENDIX C


                                 AMENDMENT NO. 1
                                     TO THE
                       PEDIATRIC SERVICES OF AMERICA, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

         This is Amendment No. 1 (the "Amendment") to the Pediatric Services of America, Inc. Employee Stock Purchase Plan (the "Plan"), which was originally adopted effective January 1, 1996. The provisions of this Amendment shall be effective [December 1, 2001] (except as otherwise specified in this Amendment), provided that, within twelve months following the adoption of this Amendment by the Board of Directors, the Amendment is approved by the holders of a majority of the voting shares of the outstanding common stock of the plan sponsor, Pediatric Services of America, Inc. (the "Company").

                                     Recital

         The Company desires to amend the Plan to require employees to have 90 days of service to be eligible to participate, to allow additional purchases of stock beyond the 75,000 shares originally contemplated for this purpose and to clarify that stocks purchased under this Plan are to be purchased solely on the open market, but must nonetheless be registered by the Company pursuant to U. S. Securities and Exchange Commission regulations.

                                    Amendment

1. Section 3.2 of the Plan is hereby amended to (i) delete the word "and" between subsections (b) and (c), (ii) amend subsection (c) to read as follows and (iii) add after subsection (c) a new subsection (d), as follows:

                  "(c) any Employee who, immediately after an option is granted hereunder, would own shares of Common Stock, or of the stock of a parent or subsidiary corporation of the Company, possessing 5 percent or more of the total combined voting power of value of all classes of such stock, provided however that in determining whether an Employee owns 5 percent of such shares, (A) the attribution of ownership rules of Section 424(d) of the Code shall apply and (B) an Employee shall be deemed to own the shares of stock underlying any outstanding option which he has been granted (whether under this Plan or any other plan or arrangement); and

                  "(d) any Employee with fewer than 90 days of continuous employment prior to the current Offering Period, as measured from the Employee's most recent employment commencement date."

2. The first full sentence of Section 7.1 of the Plan is hereby amended so, as amended, it reads in its entirety as follows:

                  "7.1 Automatic Purchase. As of each Offering Exercise Date and
                       ------------------
         except as provided in Sections 7.2, 7.3 and 7.4 hereof, the Committee shall purchase solely on the open market, for each Employee having funds credited to his Account, the number of whole shares of the Common Stock which is determined by dividing the amount credited to his Account by the Option Exercise Price (as defined in Section 6.4)."

3. Section VII of the Plan is amended by adding at the end of the present provision the following new Section 7.4:

                  "7.4 Maximum Number of Shares of Common Stock Purchased.
                       --------------------------------------------------
         Notwithstanding any provisions to the contrary contained herein, if the purchases of shares of the Common Stock contemplated on a given Offering Exercise Date pursuant to Section 7.1 would, if fully implemented, result in a violation of the limits of Section 9.2, the Committee shall adjust on a pro rata basis the amount credited to each Employee's Account which may be used to purchase shares of the Common Stock for the affected Offering Period so that the aggregate dollar amount available for such purchases will be reduced and the number of shares of the Common Stock that may be still be purchased under Section 7.1 after such reduction, together with the number of all other shares of the Common Stock purchased through this Plan at such time, will not exceed the Section 9.2 limit. For purposes of the calculation described in this Section 7.4, the 15% Company contribution described in Section 6.4 shall apply only to Employee contributions for the affected Offering Period which are available for the purchase of shares of the Common Stock after the pro rata reduction process is complete. In the event such a pro rata reduction is required, the balance of the accumulated payroll deductions credited to Accounts of Employees participating in the Plan not used to purchase shares of the Common Stock will be distributed to such Employees, in cash or its equivalent and without interest, as soon as practicable after the affected Offering Exercise Date. In such event, no further elections under Section 5.1 shall be permitted until the number of shares of the Common Stock registered as described in
         Section 9.2 has been increased to permit further purchases.

4. Section IX of the Plan is hereby amended so, as amended, it reads in its entirety as follows:

                  "IX.  LIMIT ON NUMBER OF SHARES AVAILABLE FOR
                        PURCHASE

                  "9.1 Maximum Number of Shares. Subject to adjustment under
                       ------------------------
         Section 12, the maximum aggregate number of shares of the Common Stock available to be purchased by Employees under this Plan shall be 500,000 shares. No shares of the Common Stock have been or may be reserved for issuance or issued by the Company in connection with the Plan, and the Common Stock delivered under the Plan shall consist solely of shares acquired from other shareholders on the open market, as specified in
         Section 7.1.

                  "9.2 Registration Limit. From and after January 1, 1996,
                       ------------------
          subject to adjustment under Section 12, no shares of the Common Stock may be available for purchase through the Plan to the extent that the aggregate number of such shares, together with the aggregate number of shares of the Common Stock theretofore purchased through the Plan, exceeds the number of shares of the Common Stock registered from time to time on Form S-8 pursuant to the Securities Act of 1933, as amended, for such purpose (subject to any corrective action permitted by the U. S. Securities and Exchange Commission in the event that shares of the Common Stock are purchased through this Plan in what would otherwise be a violation of this Section 9.2).

                  "9.3 Availability of Shares. If and to the extent that any
                       ----------------------
         right to purchase shares of the Common Stock shall not be exercised by the Employee who is the holder of such right, or if such right shall terminate as provided herein, then the shares subject to such right to purchase (i) shall again become available for purposes of the Plan, unless the Plan shall have been terminated, and (ii) shall not be deemed to increase the aggregate number of shares of the Common Stock which may be purchased through the Plan pursuant to Section 9.1.

5. Except as amended and modified in this Amendment No. 1, the Plan as adopted effective January 1, 1996 shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to be executed on the date set forth below.


                                            PEDIATRIC SERVICES OF AMERICA, INC.

                                            By
                                               --------------------------------

                                            Title:
                                                  -----------------------------

                                            Date:
                                                  -----------------------------

                       PEDIATRIC SERVICES OF AMERICA, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                   FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby acknowledges receipt of the Notice of the 2002 Annual Meeting of Stockholders and Proxy Statement and does hereby appoint Robert P. Pinkas and Edward K. Wissing, and either of them, with full power of substitution, as proxy or proxies of the undersigned to represent the undersigned and to vote all shares of Pediatric Services of America, Inc. Common Stock which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Stockholders of Pediatric Services of America, Inc., to be held in the Medlock Auditorium at the Northeast Atlanta Hilton, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, at 9:00 a.m. on Tuesday, January 29, 2002, and at any adjournment(s) thereof, as indicated on the reverse hereof:

1.   The election of two Class II          FOR the nominees      WITHHOLD AUTHORITY
     Directors to serve until the 2005     listed below          to vote for the nominee(s)
     Annual Meeting of Stockholders        (except as marked     listed below      [  ]
     Instruction:  To withhold your vote   to the contrary
     for any individual nominee, strike    below)   [  ]
     a line through the nominee's name
     in the list below.


                               MICHAEL E. AXELROD
                               MICHAEL J. FINN

2.    The approval of the Amended and Restated Stock Option Plan.

              For     [  ]        Against     [  ]        Abstain     [  ]

3.    The approval of the Amended and Restated Directors' Stock Option Plan.

              For     [  ]        Against     [  ]        Abstain     [  ]

4.    The approval of an Amendment to the Employee Stock Purchase Plan.

              For     [  ]        Against     [  ]        Abstain     [  ]

5. The ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for fiscal year 2002:

              For     [  ]        Against     [  ]        Abstain     [  ]

         In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. The Board of Directors knows of no other business to be presented at the Annual Meeting.

                      TO BE DATED AND SIGNED ON OTHER SIDE

                         PLEASE COMPLETE, DATE, SIGN AND
                           RETURN THIS PROXY PROMPTLY

         This Proxy, when properly executed, duly returned and not revoked, will be voted in accordance with the directions given by the undersigned stockholder. If no direction is given, it will be voted "For" the nominees listed in Proposal 1 and "For" Proposals 2, 3, 4 and 5.

                                          Signature(s)

                                 -----------------------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------

                                 Date:
                                       -----------------------------------------


         Please sign exactly as your name(s) appears hereon. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, custodian or guardian, give your full title as such. If the signatory is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer.